                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2)
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                            Penn Series Funds, Inc.
-------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[_]  Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     5)  Total fee paid:

         -----------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: _______________________________________________
     2)  Form, Schedule or Registration Statement No.: _________________________
     3)  Filing Party: _________________________________________________________
     4)  Date Filed: ___________________________________________________________

                    THE PENN MUTUAL LIFE INSURANCE COMPANY
                       PHILADELPHIA, PENNSYLVANIA  19172

              Penn Mutual Variable Annuity Accounts I, II and III
                      Penn Mutual Variable Life Account I
                             _____________________

To Our Contract Owners, Policy Owners and Payees:

     The enclosed Notice of Special Meeting of Shareholders of Penn Series Funds, Inc. and Proxy Statement concern proposals to be voted on by the shareholders of Penn Series Funds, Inc. at the Special Meeting of Shareholders scheduled to be held on April 16, 1998.

     Shares of Penn Series Funds, Inc. are held by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company, in separate accounts which they have established to fund variable annuity contracts and variable life insurance policies.

     Shares are held by Penn Mutual in Penn Mutual Variable Annuity Accounts I, II and III and Penn Mutual Variable Life Account I pursuant to variable annuity contracts and variable life policies. As owners or payees under the contracts and policies, you are entitled to instruct Penn Mutual as to the voting of shares held in the separate accounts.

     The proposals to be voted on at the meeting are described in the accompanying Notice of Special Meeting and Proxy Statement. We urge you to read the Proxy Statement carefully, and then exercise your right to give voting instructions. Penn Mutual will vote, in accordance with your instructions, the number of Fund shares held in the applicable separate account or subaccount which is related to your interest therein as of the close of business on February 26, 1998.

     Please complete, date and sign the enclosed voting instruction form and return the form to us promptly in the enclosed postage paid envelope. In order to be given effect, your voting instructions must be received not later than April 14, 1998.

                                         Sincerely,



                                         Richard F. Plush
                                         Vice President

March 23, 1998

                    THE PENN INSURANCE AND ANNUITY COMPANY
                       PHILADELPHIA, PENNSYLVANIA  19172

                        PIA Variable Annuity Account I

                         ---------------------------


To Our Contract Owners and Payees:

     The enclosed Notice of Special Meeting of Shareholders of Penn Series Funds, Inc. and Proxy Statement concern proposals to be voted on by the shareholders of Penn Series Funds, Inc. at the Special Meeting of Shareholders scheduled to be held on April 16, 1998.

     Shares of Penn Series Funds, Inc. are held by The Penn Insurance and Annuity Company ("Penn Insurance") and its parent, The Penn Mutual Life Insurance Company, in separate accounts which they have established to fund variable annuity contracts and variable life insurance policies.

     Shares are held by Penn Insurance in PIA Variable Annuity Account I pursuant to variable annuity contracts. As owners or payees under the contracts, you are entitled to instruct Penn Insurance as to the voting of shares held in the separate account.

     The proposals to be voted on at the meeting are described in the accompanying Notice of Special Meeting and Proxy Statement. We urge you to read the Proxy Statement carefully, and then exercise your right to give voting instructions. Penn Insurance will vote, in accordance with your instructions, the number of Fund shares held in the applicable subaccount which is related to your interest therein as of the close of business on February 26, 1998.

     Please complete, date and sign the enclosed voting instruction form and return the form to us promptly in the enclosed postage paid envelope. In order to be given effect, your voting instructions must be received not later than April 14, 1998.

                                         Sincerely,



                                         Richard F. Plush
                                         Vice President

March 23, 1998

                            PENN SERIES FUNDS, INC.
                               600 DRESHER ROAD
                          HORSHAM, PENNSYLVANIA 19044

                                ______________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                APRIL 16, 1998

                                ______________

     A Special Meeting of Shareholders (the "Meeting") of Penn Series Funds, Inc. (the "Company") will be held at the offices of The Penn Mutual Life Insurance Company ("Penn Mutual") on Thursday, April 16, 1998, at 9:00 a.m. (Eastern Time), in the Board Room, Third Floor, at 600 Dresher Road, Horsham, Pennsylvania 19044.

     At the Meeting, shareholders of Penn Series Funds, Inc. ("Shareholders") will be asked to vote on the election of Directors for the Company, amendments to the investment policies of certain of the Company's funds (each, a "Fund" and together, the "Funds"), ratification of the selection of the Company's independent public accountant, new investment advisory and investment sub-advisory agreements for certain Funds, and other matters detailed below (the "Proposals"). The enclosed voting instruction form permits the Shareholders of each Fund to instruct Penn Mutual to vote for or against all proposals that apply to that Fund by checking a single box, or to vote separately on each applicable Proposal.

     The Proposals are highlighted below and grouped in sections for ease of identification.

SECTION I:     Election of Board of Directors

     PROPOSAL 1-  Elect a Board of Directors of the Company.

SECTION II:    Ratification of Selection of Independent Auditors

     PROPOSAL 2-  Approve Ernst & Young LLP as the Company's
                  Independent Auditors

SECTION III: Approval of Changes to Investment Policies of the Flexibly Managed and High Yield Bond Funds

     Proposals 3 through 8 relate to amending and updating the investment policies of the Flexibly Managed and High Yield Bond Funds to provide investment flexibility and to reflect recent changes in the law. The specifics of these Proposals are as follows:

     PROPOSAL 3-  Approve changes to the investment policies of the Flexibly
                  Managed Fund to apply the Fund's 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of total assets.

     PROPOSAL 4-  Approve changes in the investment policies of the High Yield
                  Bond Fund to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of total assets.

     PROPOSAL 5-  Approve changes to the investment policies of the Flexibly
                  Managed and High Yield Bond Funds to permit each Fund to invest up to 15% of their respective net assets in illiquid securities and change the policies from fundamental to non-fundamental.

     PROPOSAL 6-  Approve changes in the investment policies of the Flexibly
                  Managed and High Yield Bond Funds to remove each Fund's investment policy limiting investments in securities of issuers which have been in operation for less than three years to 5% of the total assets of the Fund.

     PROPOSAL 7-  Approve changes to the investment policies of the Flexibly
                  Managed and High Yield Bond Funds to permit the Funds to invest in securities backed by real estate or in securities of companies engaged in the real estate business.

     PROPOSAL 8-  Approve changes in the investment policies of the High Yield
                  Bond Fund to permit the Fund to invest up to 10% of its assets in warrants to purchase common stocks and change the policy regarding warrants from fundamental to non-fundamental.


SECTION IV: APPROVAL OF INVESTMENT ADVISER TO THE VALUE EQUITY, SMALL CAPITALIZATION, FLEXIBLY MANAGED, HIGH YIELD BOND AND INTERNATIONAL EQUITY FUNDS AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     Proposal 9 relates to the selection of Independence Capital Management, Inc. ("ICMI") as investment adviser to the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond and International Equity Funds and approval of a new Investment Advisory Agreement for each Fund. The specifics of this Proposal are as follows:

     PROPOSAL 9-  Approve ICMI as investment adviser to the Value Equity, Small
                  Capitalization, Flexibly Managed, High Yield Bond, and International Equity Funds and approve the Investment Advisory Agreement between the Company, on behalf of the Funds, and ICMI.

SECTION V: APPROVAL OF SUB-ADVISERS TO THE VALUE EQUITY, SMALL CAPITALIZATION, FLEXIBLY MANAGED, HIGH YIELD BOND AND INTERNATIONAL EQUITY FUNDS AND APPROVAL OF SUB-ADVISORY AGREEMENTS

     Proposals 10 through 12 relate to the selection of T. Rowe Price Associates, Inc. ("T. Rowe Price") as sub-adviser to the Flexibly Managed and High Yield Bond Funds, OpCap Advisors ("OpCap") as sub-adviser to the Value Equity and Small Capitalization Funds, and Vontobel USA Inc. ("Vontobel") as sub-adviser to the International Equity Fund and the approval of a sub-advisory agreement between ICMI and each sub-adviser. The specifics of these Proposals are as follows:

     PROPOSAL 10-  Approve OpCap as investment sub-adviser to the Value Equity
                   Fund and Small Capitalization Funds, and approve a Sub-Advisory Agreement between ICMI and OpCap.

     PROPOSAL 11-  Approve T. Rowe Price as investment sub-adviser to the
                   Flexibly Managed and High Yield Bond Funds, and approve a Sub-Advisory Agreement between ICMI and T. Rowe Price.

     PROPOSAL 12-  Approve Vontobel as investment sub-adviser to the
                   International Equity Fund, and approve a Sub-Advisory Agreement between ICMI and Vontobel.


     Shareholders of record at the close of business on February 26, 1998 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                              By Order of the Board of Directors

                              C. Ronald Rubley
                              Secretary


March [23], 1998

                                PROXY STATEMENT

                            PENN SERIES FUNDS, INC.
                               600 DRESHER ROAD
                          HORSHAM, PENNSYLVANIA 19044

                                ______________

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 16, 1998

                                ______________


     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the Penn Series Funds, Inc. (the "Company") of voting instructions to be voted at a Special Meeting of Shareholders and all adjournments thereof (the "Meeting"), to be held at the offices of The Penn Mutual Life Insurance Company, Board Room, Third Floor, 600 Dresher Road, Horsham, Pennsylvania on Thursday, April 16, 1998 at 9:00 a.m. (Eastern Time). The approximate mailing date of this proxy statement and the accompanying voting instruction form is March [23], 1998.

     The purpose the Meeting is to allow Shareholders of the Company to (1) elect a Board of Directors; (2) ratify the selection of Ernst & Young LLP as the Company's independent auditors; (3) approve changes to the investment policies of the Flexibly Managed and High Yield Bond Funds; (4) approve the selection of Independence Capital Management, Inc. ("ICMI") as investment adviser to the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond and International Equity Funds and approve an Investment Advisory Agreement between the Company, on behalf of the Funds, and ICMI; and (5) approve the selection of
T. Rowe Price Associates, Inc. ("T. Rowe Price") as sub-adviser to the Flexibly Managed and High Yield Bond Funds, OpCap Advisors ("OpCap") as sub-adviser to the Value Equity and Small Capitalization Funds, and Vontobel USA Inc. ("Vontobel") as sub-adviser to the International Equity Fund and approve a Sub-Advisory Agreement between ICMI and each sub-adviser.

     The Proposals contained in Sections I and II of this Proxy Statement must be acted upon by all Shareholders of the Company. The Proposals contained in
Section III must be acted upon by the Shareholders of the Flexibly Managed and High Yield Bond Funds voting separately. The Proposals in Sections IV and V must be acted upon the Shareholders of the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond, and International Equity Funds voting separately.

     The summary voting tables below set forth the action required by Shareholders of the Company:

                   Section I: Election of Board of Directors

               Proposal Number          Fund
               ---------------          ----
                    1                   All Funds

         Section II: Ratification of Selection of Independent Auditors

               Proposal Number          Fund
               ---------------          ----
                    2                   All Funds

            Section III: Approval of Changes to Investment Policies
               of the Flexibly Managed and High Yield Bond Funds

               Proposal Number          Fund
               ---------------          ----
                    3                   Flexibly Managed
                    4                   High Yield Bond
                    5                   Flexibly Managed & High Yield Bond
                    6                   Flexibly Managed & High Yield Bond
                    7                   Flexibly Managed & High Yield Bond
                    8                   High Yield Bond

        Section IV: Approval of Investment Adviser to the Value Equity,
          Small Capitalization, Flexibly Managed, High Yield Bond and
                    International Equity Funds and Approval
                       of Investment Advisory Agreement

               Proposal Number          Fund
               ---------------          ----
                    9                   Value Equity, Small Capitalization,
                                        Flexibly Managed, High Yield Bond &
                                        International Equity

Section V: Approval of Sub-Advisers to the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond and International Equity Funds
                    and Approval of Sub-Advisory Agreements

               Proposal Number          Fund
               ---------------          ----
                    10                  Value Equity & Small Capitalization
                    11                  Flexibly Managed & High Yield Bond
                    12                  International Equity

FOR THOSE SHAREHOLDERS WHO WISH TO VOTE FOR OR AGAINST ALL OF THE PROPOSALS TO WHICH HIS OR HER SHARES RELATE, THE ACCOMPANYING VOTING INSTRUCTION FORM MAY BE COMPLETED BY CHECKING A SINGLE BOX. HOWEVER, THE VOTING INSTRUCTION FORM ALSO SETS FORTH EACH APPLICABLE PROPOSAL, WHICH CAN BE VOTED ON SEPARATELY.

     The Company will furnish, without charge, a copy of its most recent Annual Report to Shareholders upon request. Requests should be directed to the Company at The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172 or by calling 1-800-523-0650.

     The record date for determining Shareholders entitled to vote at the Meeting is February 26, 1998. The following table sets forth the net assets and approximate number of shares issued and outstanding for each fund of the Company (each, a "Fund" and together, the "Funds") as of the close of business on February 26, 1998.

              Fund                   Net Assets     Shares Outstanding
              ----                   ----------     ------------------

          Growth Equity           $147,669,690.29       5,564,042.588
          Value Equity            $325,692,211.40      13,593,164.082
          Small Capitalization    $ 42,738,054.90       2,813,565.168
          Emerging Growth         $ 21,797,403.38       1,498,103.325
          Flexibly Managed        $539,025,260.84      26,422,806.904
          International Equity    $140,392,311.82       7,995,006.368
          Quality Bond            $ 41,437,939.89       3,992,094.402
          High Yield Bond         $ 62,583,066.94       6,366,537.837
          Money Market            $ 38,787,077.18      38,787,077.180


     Each share is entitled to one vote on each matter to which such shares are to be voted at the Meeting. Shares of the Company are sold only to The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("Penn Insurance"). Penn Mutual and Penn Insurance hold shares of one or more of the Funds in one or more of the following separate accounts: Penn Mutual Variable Annuity Account I, II, and III, Penn Mutual Variable Life Account I, and PIA Variable Annuity Account I. The Funds are held as investment vehicles for variable annuity contracts and variable life insurance policies.

VOTING
------

     With respect to each Fund, a "vote of the majority of the outstanding voting securities" is required, which is defined under the Investment Company Act of 1940, as amended ("1940 Act"), as the lesser of (i) 67% or more of the voting shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

      Under current interpretation and administration of the 1940 Act, and regulations thereunder, Penn Mutual and Penn Insurance are required to vote their shares in accordance with instructions from their variable annuity contract owners and variable life insurance policy owners. Instructions are obtained by Penn Mutual and Penn Insurance by sending this proxy statement to their contract owners and policy owners and soliciting instructions.

     Shares held in registered separate accounts for which contract owners and policy owners do not give instructions are voted for and against the proposal in the same proportions as the shares voted pursuant to instructions. In addition, any shares held by Penn Mutual or Penn Insurance in their general accounts also will be voted for or against a proposal in the same proportion as shares for which voting instructions have been received.

     In the event that voting instructions are not received with respect to 50% or more of the shares held in the separate accounts, Penn Mutual and/or Penn Insurance, at their discretion, may vote all Fund shares in such accounts for one or more adjournments of the Meeting to permit further solicitation of instructions.

     Voting instructions given pursuant to this solicitation may be revoked at any time prior to their exercise by filing with Penn Mutual or Penn Insurance, as appropriate, a written notice of revocation prior to the Meeting, by delivering a duly authorized voting instruction form bearing a later date, or by attending the Meeting and voting in person.


SECTION I:     ELECTION OF BOARD OF DIRECTORS

PROPOSAL  1:   ELECT BOARD OF DIRECTORS OF THE COMPANY

     At the Meeting, it is proposed that seven Directors be elected to hold office until their successors are duly elected and qualified. Shareholders are being asked to elect Eugene Bay, Robert E. Chappell, James S. Greene, William H. Loesche, Jr., Larry L. Mast, Daniel J. Toran and M. Donald Wright, as Directors of the Company (each, a "Nominee" and collectively, the "Nominees"). Messrs. Bay, Greene, Loesche, and Wright are currently members of the Board. Messrs. Loesche, Wright, and Greene were elected to the Board by a vote of Shareholders on October 15, 1992. Mr. Bay was appointed to the Board on February 2, 1993. Messrs. Chappell, Mast, and Toran have not previously served on the Board.

     The Proposal to elect a Board of Directors is being presented for Shareholder approval pursuant to the requirements under the 1940 Act. Each of the Nominees has consented to being named in this Proxy Statement and to serving as Director if elected. The Company knows of no reason why any Nominee would be unable or unwilling to serve as Director if elected.

     INFORMATION REGARDING NOMINEES

     The following information is provided for each Nominee. It includes his or her name, position with the Company, length of service with the Company, principal occupation or employment during the past five years, and directorships with other companies that periodically file reports with the Securities and Exchange Commission. No Nominee owns shares of the Company.

                             POSITION WITH           PRINCIPAL OCCUPATION
NAME AND ADDRESS               PENN SERIES          DURING PAST FIVE YEARS
----------------             -------------          ----------------------
Eugene Bay                   Director         Senior Pastor, Bryn Mawr
121 Fishers Road             since 1993       Presbyterian Church, Bryn Mawr,
Bryn Mawr, PA  19010                          PA.

Robert E. Chappell*          Nominee
The Penn Mutual Life                          Chairman of the Board and Chief
 Insurance Company                            Executive Officer (since December
600 Dresher Road                              1996), President and Chief
Horsham, PA  19044                            Executive Officer (April 1995 -
                                              December 1996), President and
                                              Chief Operating Officer (January
                                              1994 to April 1995), The Penn
                                              Mutual Life Insurance Company);
                                              Executive Vice President,
                                              (January 1992 to December 1993);
                                              Chairman of the Board (June 1991
                                              to January 1992), Chairman,
                                              President and Chief Executive
                                              Officer, PNC Bank (prior thereto).

James S. Greene              Director since   Retired:  Vice President and
P.O. Box 3761                1992             Director, International Raw
Vero Beach, FL 32964-3761                     Materials, Inc., Philadelphia, PA
                                              (commodities trading), prior to
                                              September 1990.

William H. Loesche, Jr.      Director since   Retired; Adviser (since April
100 Gray's Lane              1985             1988), Director (prior thereto),
Apt. 101                                      Keystone Insurance Company and
Haverford, PA   19041                         Keystone Automobile Club,
                                              Philadelphia, PA.

Larry L. Mast*               Nominee          Executive Vice President, The
The Penn Mutual Life                          Penn Mutual Life Insurance
 Insurance Company                            Company May 1997 to present;
600 Dresher Road                              Senior Vice President, Lafayette
Horsham, PA  19044                            Life Insurance Company, September
                                              1994 to May 1997; Vice President,
                                              Security Benefit Insurance
                                              Company, May 1993 to September
                                              1994; Vice President, Home Life
                                              Insurance Company, July 1990 to
                                              May 1993; Agency Manager, The
                                              Equitable Life Insurance Company,
                                              August, 1978 to July 1990.

Daniel J. Toran*             Nominee          President and Chief Operating
The Penn Mutual Life                          Officer (January 1997 to
 Insurance Company                            present); Executive Vice
600 Dresher Road                              President, Sales and Marketing
Horsham, PA  19044                            (May 1996 to January 1997), The
                                              Penn Mutual Life Insurance
                                              Company; Executive Vice
                                              President, The New England Mutual
                                              Life Insurance Company, prior
                                              thereto.

M. Donald Wright             Director since   President, M. Donald Wright
100 Chetwynd Drive           1988             Professional Corporation, Bryn
Rosemont, PA   19010                          Mawr, PA (financial planning and
                                              consulting); Director, Graduate
                                              School of Financial Services, The
                                              American College, since April
                                              1991.

________________
* Denotes a person that is an "interested person" as that term is defined in the 1940 Act.

     COMPENSATION OF DIRECTORS

     Each Director who is not an "interested person" as that term is defined in the 1940 Act (an "Independent Director") receives an aggregate annual fee from the Company. In the fiscal year ended December 31, 1997, the Company paid directors' fees in the aggregate amount of $47,500 to each Independent Director. The Company has made no provision for the payment of retirement or pension benefits to any Director. For the fiscal year ended December 31, 1997, Independent Directors' fees attributable to the assets of the Fund totaled [$insert].

     MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     There were five meetings of the Board held during the fiscal year ended December 31, 1997. In such fiscal year, all Directors, except for Mr. Bay, attended at least 75% of the meetings of the Board held during their respective terms.

     The Board has an Executive Committee. The Executive Committee meets during intervals between meetings of the Board as may be necessary. The members of the Executive Committee for the fiscal year ended December 31, 1997 were Messrs. Illoway, Greene, and Richard J. Liburdi, formerly a Director of the Company.
The Executive Committee did not meet during the fiscal year ended December 31, 1997.

     The Board has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants, and reviews, with the independent accountants, the results of the audit engagement and the financial operations of the Company. The members of the Audit Committee during the fiscal year ended December 31, 1997 were Messrs. Wright, Greene, and Loesche. In the fiscal year ended December 31, 1997, the Audit Committee met three times. In such fiscal year, all members attended at least 75% of the meetings of the Audit Committee.

     BOARD APPROVAL OF ELECTION OF DIRECTORS

     At a meeting of the Board of Directors held on February 9, 1998, the Board of Directors recommended that Shareholders vote FOR each of the Nominees for Director named herein. In recommending that Shareholders elect the Nominees as Directors of the Company, the Board considered the Nominees' experience and qualifications.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.
                                                            ---


 SECTION II:   RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

PROPOSAL 2:    APPROVAL OF ERNST & YOUNG LLP  AS THE COMPANY'S INDEPENDENT
               AUDITORS

     The Board selected Ernst &Young LLP ("E&Y") as the Company's independent auditors for the fiscal year ending December 31, 1998 at its meeting held on February 9, 1998 and recommends that Shareholders vote to approve the selection of E&Y.

     Coopers & Lybrand L.L.P. served as independent public accountants of the Company for its fiscal year ended December 31, 1996 and for its prior fiscal years. In 1997 the Company decided that it would be in the interests of Shareholders to engage new independent public accountants to audit its financial statements. Discussions took place with Coopers & Lybrand L.L.P. and the Firm resigned on cordial terms. The decision to change accountants was recommended by the Audit Committee and approved by the full Board. There were no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the past two fiscal years (or any subsequent interim period) such that if not resolved the disagreement would have caused C&L to make reference to the disagreement in its report. The report of C&L on the financial statements for each of the past two fiscal years was not adverse or qualified or modified in any way.

     During the past two fiscal years and any subsequent interim period neither C&L nor E&Y advised the Company that, (a) the internal controls necessary for the Company to develop reliable financial statements do not exist, (b) information has come to its attention that it has led it no longer to rely on management representations or that it has made it unwilling to be associated with financial statements prepared by management, (c) the scope of the audit needs to be expanded, or that information has come to its attention that, if further investigated, may materially impact the fairness or reliability of a previous report or the underlying financial statements, or financial statements to be issued, or its willingness to rely on management's representations or to be associated with the financial statements, (d) information has come to its attention that materially impacts the fairness or reliability of a previously issued report or financial statements, or financial statements issued or to be issued for a subsequent period to be covered by its report (including information that, unless resolved to C&L's or E&Y's satisfaction, would prevent it from issuing an unqualified report).


        THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.
                                                       ---

SECTION III: APPROVAL OF CHANGES TO THE INVESTMENT POLICIES OF THE FLEXIBLY MANAGED AND HIGH YIELD BOND FUNDS

          Proposals 3 through 8 relate to certain changes to the fundamental investment policies of the Flexibly Managed and High Yield Bond Funds. The Board recommends the modification or elimination of some of the Funds' fundamental policies in order to (1) update the policies to reflect changes in the law and other regulatory developments and provide the Funds with flexibility to adapt to developments in the securities markets. The changes to a Fund's fundamental policies will become effective immediately upon Shareholder approval. For each Fund, if a Proposal is not approved by a vote of Shareholders of the Fund, the current policy as applied to the Fund will remain unchanged. Each Fund's investment objective, as distinguished from its investment policies, will not be changed.


PROPOSAL 3:    APPROVE CHANGES TO THE INVESTMENT POLICIES OF THE FLEXIBLY
               MANAGED FUND TO APPLY THE FUND'S 10% LIMIT ON OWNERSHIP OF VOTING
               SECURITIES OF AN ISSUER TO 75% OF THE TOTAL ASSETS OF THE FUND,
               RATHER THAN 100% OF TOTAL ASSETS.

     At the Meeting, Shareholders of the Flexibly Managed Fund will vote on a change that would apply the Fund's 10% limit on the ownership of outstanding voting securities of any one issuer to 75% of the Fund's assets. The Fund's current investment policy states:

     The Flexibly Managed Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. With respect to 75% of the Fund's assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund.

     Subject to Shareholder approval, the Company intends to replace the Fund's current fundamental policy with the following:

     The Flexibly Managed Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund.

     As revised, this policy will conform to the diversification requirements of the 1940 Act. If the Proposal is approved, the Fund would be required to invest 75% of its total assets so that no more than 10% of the voting securities of any such issuer. The 10% limitation on the voting securities of any issuer previously applied to all of the Fund's assets, but under the proposed amended limitation will apply only to 75% of the Fund's assets. As to the remaining 25% of total assets, there would be no direct limitation on the amount of voting securities of a single issuer that the Fund could hold. Having increased flexibility to acquire larger positions in the securities of individual issuers may provide opportunities to enhance the Fund's performance.

     Under the proposed amendments to the Fund's fundamental limitation on diversification, the Fund will continue to conform to the "diversification" requirements for regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). If the Proposal is approved, the new fundamental diversification limitation may not be changed without a vote of Shareholders of the Fund. Adoption of the proposed limitation regarding diversification is not expected to have any immediate effect on the way the Fund is managed, the investment performance of the Fund, or the instruments in which it invests.

        THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.
                                                       ---

PROPOSAL 4:    APPROVE CHANGES IN THE INVESTMENT POLICIES OF THE HIGH YIELD
               BOND FUND TO APPLY THE FUND'S 5% LIMIT ON ASSETS INVESTED IN ANY
               ONE ISSUER AND 10% LIMIT ON  OWNERSHIP OF VOTING SECURITIES OF AN
               ISSUER TO 75% OF THE TOTAL ASSETS OF THE FUND, RATHER THAN 100%
               OF TOTAL ASSETS.

At the Meeting, Shareholders of the High Yield Bond Fund will vote on a change that would apply the Fund's 5% limit on assets invested in any one issuer and the Fund's 10% limit on ownership of voting securities of any one issuer to 75% of the Fund's assets. The Fund's current fundamental investment policy states:

     The High Yield Bond Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund.

     Subject to Shareholder approval, the Company intends to replace the Fund's current fundamental policy with the following:

     The High Yield Bond Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE

     ISSUER. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund.

     As revised, this policy will conform to the diversification requirements of the 1940 Act. If the Proposal is approved, the Fund would be required to invest 75% of its total assets so that no more than 5% of total assets would be invested in any one issuer, and so that the Fund owned no more than 10% of the voting securities of any such issuer. These limitations previously applied to all of the Fund's assets, but under the proposed amended limitation will apply only to 75% of the Fund's assets. As to the remaining 25% of total assets, there would be no direct limitation on the amount of assets the Fund could invest in any single issuer or the amount of voting securities of a single issuer that the Fund could hold. Having increased flexibility to acquire larger positions in the securities of individual issuers may provide opportunities to enhance the Fund's performance. At the same time, investing a larger percentage of a the Fund's assets in a single issuer's securities increases the Fund's exposure to credit and other risks associated with that issuer's financial condition and business operations, including market risk and the risk of bankruptcy or default.

     Under the proposed amendments to the Fund's fundamental limitation on diversification, the Fund will continue to conform to the "diversification" requirements for regulated investment companies under the Code. If the Proposal is approved, the new fundamental diversification limitation may not be changed without a vote of Shareholders of the Fund. Adoption of the proposed limitation regarding diversification is not expected to have any immediate effect on the way the Fund is managed, the investment performance of the Fund, or the instruments in which it invests.

        THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 4.
                                                       ---

PROPOSAL 5:    APPROVE CHANGES TO THE INVESTMENT POLICIES OF THE FLEXIBLY
               MANAGED AND HIGH YIELD BOND FUNDS TO PERMIT EACH FUND TO INVEST
               UP TO 15% OF THEIR RESPECTIVE NET ASSETS IN ILLIQUID SECURITIES
               AND CHANGE THE POLICIES FROM FUNDAMENTAL TO NON-FUNDAMENTAL.

     At the Meeting, the Shareholders of the Flexibly Managed Fund and the High Yield Bond Fund will vote on proposals to approve an increase in the amount of their respective net assets that each Fund may invest in illiquid securities and reclassify the policies from fundamental to non-fundamental.

     The Flexibly Managed Fund's current policy states that the Fund may not:

     Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in (a) securities with legal or contractual restrictions on resale; (b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable.

     Similarly, the High Yield Bond Fund's current policy states that the Fund may not:

     Invest more than 10% of the value of its total assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations.

     Subject to Shareholder approval, the Company intends to change each Fund's policy concerning investing in illiquid securities from a fundamental policy to a non-fundamental policy and to amend the policy to state that the Fund may not:

     Invest more than 15% of the value of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations.

     As revised, this policy will reflect current interpretations under the 1940 Act which permit open-end management investment companies, such as the Flexibly Managed and High Yield Bond Funds, to invest up to 15% of their net assets in illiquid securities. If the Proposal is approved, the Flexibly Managed Fund and High Yield Bond Fund, respectively, would be able to invest up to 15% of their net assets in illiquid securities rather than 10% of their total assets. Increasing each Fund's ability to invest in illiquid securities will conform each Fund's investment policy to current regulatory interpretations. In addition, an increase in the Funds' limitation on illiquid securities will provide increased investment flexibility and may provide opportunities to enhance each Fund's performance. Investing a larger percentage of each Fund's asset in illiquid securities may, of course, increase a Fund's exposure to risks associated with such securities, including the risk that a Fund will be unable to sell a security at an opportune time and thus causing the security to be viewed as a speculative investment.

     The Company proposes to change the policies from fundamental policies to non-fundamental policies to give the Board the flexibility to change the policies in the future as it deems appropriate in the interest of investors in the Funds.

     Adoption of the proposed policy on illiquid securities is not expected to affect, in the foreseeable future, the manner in which the Flexibly Managed or High Yield Bond Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

     Shareholders of the Flexibly Managed Fund and Shareholders of the High Yield Bond Fund are entitled to vote on Proposal 5. The Proposal will be approved with respect to each Fund, regardless of whether the Shareholders of the other Fund approve the Proposal.

        THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL  5.
                                                       ---


PROPOSAL 6:    APPROVE CHANGES IN THE INVESTMENT POLICIES OF THE FLEXIBLY
               MANAGED AND HIGH YIELD BOND FUNDS TO REMOVE EACH FUND'S
               INVESTMENT POLICY LIMITING INVESTMENTS IN SECURITIES OF ISSUERS
               WHICH HAVE BEEN IN OPERATION FOR LESS THAN THREE YEARS TO 5% OF
               THE TOTAL ASSETS OF THE FUND.

     At the Meeting, Shareholders of the Flexibly Managed Fund and Shareholders of the High Yield Bond Fund will vote on removing their respective fundamental investment policy which requires their Fund to limit its investments in securities of issuers which have been in operation for less than three years to 5% of its total assets. Each Fund's current policy states that the Fund may not purchase the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities) if, as a result:

     More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors.

     Subject to Shareholder approval, this fundamental investment policy would be eliminated from the investment policies of each Fund.

     The primary purpose of this Proposal is to update the Flexibly Managed and High Yield Bond Funds' investment policies in light of recent changes in the law. Each Fund's fundamental policy was originally adopted to be consistent with state securities ("blue sky") regulations, which placed limits on the amounts of certain types of securities tha a mutual fund could purchase. Recent federal legislation eliminated state regulatory requirements including the requirement embodied in these investment policies. If the Proposal is approved, each of the Flexibly Managed and High Yield Bond Funds will be able to invest more than 5% of their respective total assets in newly formed or "unseasoned" issuers. Eliminating this fundamental policy will conform the Flexibly Managed and High Yield Bond Fund's investment policies to the requirements of current federal law. In addition, eliminating this policy will provide increased investment flexibility and may provide opportunities to enhance a Fund's performance. While removal of the restrictive investment policy will permit each Fund to invest an unlimited amount of its respective assets in newly formed or "unseasoned companies," the investment adviser and sub-adviser will exercise care, consistent with the Fund's investment objectives and policies, in investing any of a Fund's assets in such securities.

     Elimination of this fundamental policy is not expected to affect, in the foreseeable future, the manner in which the Flexibly Managed and High Yield Bond Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

     Shareholders of the Flexibly Managed Fund and Shareholders of the High Yield Bond Fund are entitled to vote on Proposal 6. The Proposal shall be approved with respect to each Fund, regardless of whether the Shareholders of the other Fund approve the Proposal.

        THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 6.
                                                       ---


PROPOSAL 7:    APPROVE CHANGES IN THE INVESTMENT POLICIES OF THE FLEXIBLY
               MANAGED AND HIGH YIELD BOND FUNDS TO PERMIT THE FUNDS TO INVEST
               IN SECURITIES BACKED BY REAL ESTATE OR IN SECURITIES OF COMPANIES
               ENGAGED IN THE REAL ESTATE BUSINESS.

     At the Meeting, Shareholders of the Flexibly Managed and High Yield Bond Funds will vote on amending each Fund's investment policy concerning real estate to permit the Funds to purchase securities backed by real estate or in securities of companies engaged in the real estate business. Each Fund's current investment policy states that the Fund may not:

          Purchase or sell real estate (although it may purchase money market securities secured by companies which invest in real estate interests therein).

     Subject to Shareholder approval, each Fund's investment policy would state that the Fund may not:

          Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business).

     The primary purpose of this Proposal is to provide the Funds with increased investment flexibility. Currently, the Funds may not invest in real estate, with the limited exception of money market instruments secured by companies, which invest in real estate. Under the Proposal, the Funds would still be prohibited from direct investments in real estate, but would be allowed to invest in securities backed by real estate, or in the securities of companies engaged in the real estate industry. The Proposal would enhance investment flexibility in several ways. First, it would permit the Funds to acquire a wide variety of securities or other instruments, not only money market securities, that are secured by a mortgage or other right to foreclose on real estate. Second, the Proposal would clarify that the Funds may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects. Any investments in these securities or other instruments are, of course, subject to each Fund's investment objectives and policies. This increased flexibility may provide the Funds with increased opportunities to enhance performance. At the same time, to the extent that the Funds invest to a greater degree in real estate related securities, the Funds' exposure to the risks of the real estate market will be increased.

     Adoption of the proposed policies is not expected to affect, in the foreseeable future, the manner in which the Funds are managed, the investment performance of the Funds, or the instruments in which they invest. If the Proposal is approved, the new fundamental policies cannot be changed without a future vote of Shareholders.

     Shareholders of the Flexibly Managed Fund and Shareholders of the High Yield Bond Fund are entitled to vote on Proposal 7. The Proposal shall be approved with respect to each Fund, regardless of whether the Shareholders of the other Fund approve the Proposal.

        THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 7.
                                                       ---


PROPOSAL 8:    APPROVE CHANGES IN THE INVESTMENT POLICIES OF THE HIGH YIELD BOND
               FUND TO PERMIT THE FUND TO INVEST UP TO 10% OF ITS ASSETS IN
               WARRANTS TO PURCHASE COMMON STOCKS AND CHANGE THE POLICY FROM
               FUNDAMENTAL TO NON-FUNDAMENTAL.

     At the meeting, Shareholders of the High Yield Bond Fund will vote on increasing the Fund's percentage limit on warrants to 10%. The High Yield Bond Fund's fundamental policy states that the Fund may not:

     Invest more than 20% of the Fund's total assets in common stocks (including up to 5% in warrants):

     Subject to Shareholder approval, the High Yield Bond Fund's investment policy would be reclassified as non-fundamental and read as follows:

     Invest more than 20% of the Fund's total assets in common stocks (including up to 10% in warrants).

     The primary purpose of this Proposal is to update the High Yield Bond Fund's investment policies in light of recent changes in the law. The 5% limit on the purchase of warrants contained in this policy was originally adopted to be consistent with state "blue sky" regulations, which placed limits on the amounts of certain types of securities that a mutual fund could purchase. Recent federal legislation eliminated state regulatory requirements, including the percentage limitations contained in this policy. If the Proposal is approved, the High Yield Bond Fund will be able to invest up to 10% of its total assets in warrants. The Fund's management has no present intention to purchase equity securities or securities convertible into equities. However, the Fund's management believes that a 10% limit on warrants, a form of equity security, provides the appropriate flexibility for a fixed income fund, such as the High Yield Bond Fund. Increasing this limitation to 10% will increase investment flexibility and may provide opportunities to enhance the Fund's performance.

     The Company proposes to change the policy from a fundamental policy to a non-fundamental policy to give the Board additional flexibility to change the policy in the future as it deems appropriate in the interest of investors in the Fund.

     Adoption of the proposed policy on warrants is not expected to affect, in the foreseeable future, the manner in which the High Yield Bond Fund is managed, the investment performance of the Fund, or the instruments in which it invests.

        THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 8.
                                                       ---


SECTION IV: APPROVAL OF INVESTMENT ADVISER TO THE VALUE EQUITY, SMALL CAPITALIZATION, FLEXIBLY MANAGED, HIGH YIELD BOND AND INTERNATIONAL EQUITY FUNDS AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

PROPOSAL 9:    APPROVE ICMI AS INVESTMENT ADVISER TO THE VALUE EQUITY, SMALL
               CAPITALIZATION, FLEXIBLY MANAGED, HIGH YIELD BOND AND
               INTERNATIONAL EQUITY FUNDS, AND APPROVE THE INVESTMENT ADVISORY
               AGREEMENT

     The Board recommends that Shareholders of each of the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond, and International Equity Funds approve ICMI as the investment adviser to the Funds and approve the proposed Investment Advisory Agreement (the "Proposed ICMI Advisory Agreement") between the Company and ICMI relating to the Funds (attached hereto as Exhibit A to this Proxy Statement). The Directors of the Company, including the Independent Directors, approved the Proposed ICMI Advisory Agreement at a meeting held on February 9, 1998.

     Other than the identity of the investment adviser, there are no material differences between the Proposed ICMI Advisory Agreement and the current investment advisory agreements of the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond and International Equity Funds. Under the Proposed ICMI Advisory Agreement, ICMI will serve as investment adviser to the Funds. Subject to shareholder approval, ICMI will, in turn, delegate various investment advisory duties to each of the Fund's current investment adviser as sub-adviser (the "Sub-Advisers"). The Sub-Advisers will be responsible for the day-to-day investment management of the Fund. ICMI will have general oversight responsibility for the investment advisory services, including formulating investment policies and analyzing economic trends that may affect the Funds, and directing and evaluating the investment management services rendered by the Sub-Advisers. ICMI will be compensated at the same rate of compensation as the Funds' current investment advisers. ICMI, in turn, will compensate the Sub-Advisers out of its advisory fee. Accordingly, the overall cost to each Fund of advisory and management services will not increase.

     The Proposed ICMI Advisory Agreement. ICMI will serve as investment adviser and supervise and direct the investments of the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond and International Equity Funds in accordance with the investment objectives, program and restrictions applicable to each Fund as provided in the Company's then-current Prospectus and Statement of Additional Information. In providing these investment advisory services, ICMI will obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations and will formulate and implement a continuing program for the management of the assets and resources of each Fund in a manner consistent with the investment objectives of the Fund. In furtherance of this duty, ICMI, is authorized, in its discretion to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets and place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as ICMI may select. ICMI is authorized to employ, retain, or otherwise avail itself of a sub-adviser or sub-advisers to assist it in performing its duties and meeting its responsibilities and may delegate to such sub-advisers duties assumed by ICMI under the Proposed ICMI Advisory Agreement.

     The Proposed ICMI Advisory Agreement will begin on or about May 1, 1998 and, unless sooner terminated, it shall remain in effect until two years from date of execution. Thereafter, it will continue in effect from year to year with respect to each Fund, subject to the termination provisions and all other terms and conditions, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by a vote of a majority of the outstanding voting securities of the series of shares of the Company representing interests in the Fund and (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Directors. The Proposed ICMI Advisory Agreement may be terminated by the Company or by ICMI with respect to any Fund, without the payment of any penalty, upon 60 days' prior notice in writing from the Company to ICMI, or upon 90 days' prior notice in writing from ICMI to the Company; provided, that in the case of termination by the Company, such action shall have been authorized by the Independent Directors, or by vote of a majority of the outstanding voting securities of the series of shares of the Company representing interests in the affected Fund. The Proposed ICMI Advisory Agreement will automatically terminate in the event of an assignment.

     Advisory Fees and Expense Limitations. The terms of the Proposed ICMI Advisory Agreement provide that ICMI will receive a fee accrued daily and paid monthly as follows: 0.50% of the respective average daily net assets of the Value Equity, Small Capitalization, Flexibly Managed and High Yield Bond Funds and 0.75% of the average daily net assets of the International Equity Fund. The expense limitations of the Funds as a percentage of each Fund's average daily net assets are as follows: Value Equity Fund, Small Capitalization Fund, Flexibly Managed Fund, 1.00%, International Equity Fund, 1.50% and High Yield Bond Fund, 0.90%. The rates of compensation to be paid to ICMI are identical to the rates of compensation contained in the Funds' current investment advisory agreements. The expense limitation provisions contained in the Proposed ICMI Advisory Agreement are substantially similar to those contained in the Funds' current investment advisory agreements.

     With respect to each of the Value Equity, Small Capitalization and International Equity Funds, to the extent that a Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and accounting, administrative and corporate services fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund in an amount up to and including .10% of the average daily net assets of the Fund, such excess amount shall be a liability of ICMI to the Fund. The liability (if any) of ICMI to pay the Fund such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of ICMI to the Fund such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month, there is no liability of ICMI to pay the Fund such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and shall be payable by the Fund to ICMI along with the advisory fee payable to ICMI for that month. To the extent such total expenses exceed 10% of the average daily net assets of a Fund, Penn Mutual, Administrator and Corporate Services Agent for each Fund, will waive its fees or reimburse such Fund for any such excess.

     With respect to each of the Flexibly Managed and High Yield Bond Funds, to the extent that a Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and accounting administrative and corporate service fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund, one-half of such excess amount shall be a liability of ICMI to the Fund. The liability (if any) of ICMI to pay the Fund one-half of such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of ICMI to pay the Fund such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month, there is no liability of ICMI to pay the Fund such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and shall be payable by the Fund to ICMI along with the advisory fee payable to ICMI for that month. If, at the end of the fiscal year, there is any remaining liability of ICMI to pay the Fund such excess amount (which has not been paid through reduction of the advisory fee), ICMI shall remit to the Fund an amount sufficient to pay such remaining liability. Penn Mutual, Administrative and Corporate Services Agent, will waive fees or reimburse the Funds for the other half of any such excess.

     Description of the Investment Adviser. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s. As of December 31, 1997, Penn Mutual and its subsidiaries had assets under management of over $8 billion. ICMI was organized in June 1989 and, in addition to serving as investment adviser to certain of the Company's Funds (see below), also serves as investment adviser to corporate and pension fund accounts. Its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044. As of December 31, 1997, ICMI serves as investment adviser for over $400 million of investment assets.

     Listed below are the names of the directors and the principal executive officer of ICMI. The principal business address of each director and the principal executive officer, as it relates to their duties at ICMI, is 600 Dresher Road, Horsham, Pennsylvania 19044.

     Name                          Title
     ----                          -----
     Peter M. Sherman              Chairman, President & Chief Executive Officer
     Robert E. Chappell            Director
     Richardson T. Merriman        Director & Senior Vice President

       ICMI serves as investment adviser to the Growth Equity, Quality Bond, and Money Market Funds pursuant to an investment advisory agreement dated November 1, 1992 and to the Emerging Growth Fund pursuant to an investment advisory agreement dated April 15, 1997. For management services provided to the Growth Equity, Quality Bond, and Money Market Funds, ICMI is entitled to a fee paid monthly at an annual rate of 0.50%, 0.45%, and 0.40%, respectively, of each Fund's respective average daily net assets. For management services provided to the Emerging Growth Fund, ICMI receives a fee paid monthly at the following annual rate: (i) 0.80% of the first $25,000,000 of average daily net assets of the Fund; (ii) 0.75% of the next $25,000,000 of average daily net assets of the Fund; and (iii) 0.70% of average daily net assets in excess of $50,000,000. In the fiscal year ended December 31, 1997, the Company paid ICMI the following investment advisory fees:

          Fund               Fee Paid
          ----               --------
          Growth Equity      $600,772
          Emerging Growth    $ 50,608*

          Quality Bond       $164,758
          Money Market       $148,226

          --------
          * For the period from May 1, 1997 (commencement of operations) through December 31, 1997 and net of fee waivers of $9,862.

      Directors' Consideration. At a meeting held on February 9, 1998, the Board reviewed ICMI's qualifications to act as investment adviser for the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond and International Equity Funds. In recommending that Shareholders approve the Proposed ICMI Advisory Agreement, the Directors evaluated ICMI's investment personnel and the quality of services ICMI is expected to provide to the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond and International Equity Funds, as well as other factors relating to ICMI's provision of investment advisory services including, but not limited to (1) the nature and quality of the services expected to be rendered by ICMI; (2) the distinct investment objectives and policies of the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond and International Equity Funds; (3) the fact that the compensation paid to ICMI will be at the same rate as that paid under the current investment advisory agreements for the Funds; (4) the performance of the Funds currently advised by ICMI; (5) the history, reputation, qualification and background of ICMI as well as the qualification of its personnel and its financial condition; and (6) other factors deemed relevant.

     In the event Shareholders of any of the Funds do not approve the selection of ICMI as investment adviser and the Proposed ICMI Investment Agreement, the Fund's current Investment Advisory Agreement will continue and Directors will consider the appropriate course of action.

INFORMATION CONCERNING THE CURRENT INVESTMENT ADVISORY AGREEMENTS

     OpCap Advisory Agreement
     ------------------------

     OpCap currently provides investment advisory services to the Value Equity and Small Capitalization Funds pursuant to an investment advisory agreement between OpCap and the Company ("OpCap Advisory Agreement") dated November 5, 1997. The OpCap Advisory Agreement was last approved by Shareholders of the Value Equity and Small Capitalization Fund on October 10, 1997. The OpCap Advisory Agreement was most recently approved for continuance by the Board, including the Independent Directors, on February 9, 1998.

     The OpCap Advisory Agreement. The terms of the OpCap Advisory Agreement are substantially similar to those of the Proposed ICMI Advisory Agreement (see "The Proposed ICMI Advisory Agreement," above). Pursuant to the OpCap Advisory Agreement, OpCap is paid monthly at an annual rate of 0.50% of each Fund's respective average daily net assets. In the fiscal year ended December 31, 1997, OpCap received fees of $1,279,429 and $137,566 for services provided to the Value Equity and Small Capitalization Funds, respectively.

     Termination of the OpCap Advisory Agreement. Subject to Shareholder approval of the Proposed ICMI Advisory Agreement, the Board voted on February 9, 1998 to terminate the OpCap Advisory Agreement based on the determination that the selection of ICMI, to provide investment advisory services to the Value Equity and Small Capitalization Funds as described herein, will be in the best interest of the Funds. It is anticipated that the OpCap Advisory Agreement will terminate on or about May 1, 1998. The Board approved ICMI as the new investment adviser for the Value Equity and Small Capitalization Funds for the same rate of compensation and on substantially the same terms as OpCap. At the same meeting, the Board approved OpCap as investment sub-adviser to the Value Equity and Small Capitalization Funds, effective upon approval of Shareholders (see Proposal 10, below).

T. Rowe Price Advisory Agreement
--------------------------------

     T. Rowe Price currently provides investment advisory services to the Flexibly Managed and High Yield Bond Funds pursuant to an investment advisory agreement between T. Rowe Price and the Company ("Price Advisory Agreement") dated May 1, 1989. The T. Rowe Price Advisory Agreement was most recently approved for continuance by the Board, including the Independent Directors, on February 9, 1998.

     The Price Advisory Agreement. The terms of the Price Advisory Agreement are substantially similar to those of the Proposed ICMI Advisory Agreement (see "The Proposed ICMI Advisory Agreement," above). Pursuant to the Price Advisory Agreement, T. Rowe Price is paid monthly at the annual rate of 0.50% of each Fund's respective average daily net assets. In the fiscal year ended December 31, 1997, T. Rowe Price received fees of $2,310,427 and $254,474 for services provided to the Flexibly Managed and High Yield Bond Funds, respectively.

     Termination of the Price Advisory Agreement. Subject to Shareholder approval of the Proposed ICMI Advisory Agreement, the Board voted on February 9, 1998 to terminate the Price Advisory Agreement based on the determination that the selection of ICMI, to provide investment advisory services to the Flexibly Managed and High Yield Bond Funds as described herein will be in the best interest of the Funds. It is anticipated that the Price Advisory Agreement will terminate on or about May 1, 1998. The Board approved ICMI as the new investment adviser for the Flexibly Managed and High Yield Bond Funds for the same rate of compensation and on substantially the same terms as T. Rowe Price. At the same meeting, the Board approved T. Rowe Price as investment sub-adviser to the Flexibly Managed and High Yield Bond Funds, effective upon approval of Shareholders (see Proposal 11, below).

Vontobel Advisory Agreement
---------------------------

     Vontobel currently provides investment advisory services to the International Equity Fund pursuant to an investment advisory agreement between Vontobel and the Company ("Vontobel Advisory Agreement") dated November 1, 1992. The Vontobel Advisory Agreement was most recently approved for continuance by the Board, including the Independent Directors, on February 9, 1998.

     The Vontobel Advisory Agreement. The terms of the Vontobel Advisory Agreement are substantially similar to those of the Proposed ICMI Advisory Agreement (see "The Proposed ICMI Advisory Agreement," above). Pursuant to the Vontobel Advisory Agreement, Vontobel is paid monthly at the annual rate of 0.75% the Fund's average daily net assets. In the fiscal year ended December 31, 1997, Vontobel received fees of $912,368 for investment advisory services provided to the International Equity Fund.

     Termination of the Vontobel Advisory Agreement. Subject to Shareholder approval of the Proposed ICMI Advisory Agreement, the Board voted on February 9, 1998 to terminate the Vontobel Advisory Agreement based on the determination that the selection of ICMI, to provide investment advisory services to the International Equity Funds as described herein, will be in the best interest of the Fund. It is anticipated that the Vontobel Advisory Agreement will terminate on or about May 1, 1998. The Board approved ICMI as the new investment adviser for the International Equity Fund for the same rate of compensation and on substantially the same terms as Vontobel. At the same meeting, the Board approved Vontobel as investment sub-adviser to the International Equity Fund, effective upon approval of Shareholders (see Proposal 12, below).

     Shareholders of the Value Equity, Small Capitalization, Flexibly Managed, High Yield and International Equity Funds will vote on Proposal 9. The Proposal shall be approved with respect to a Fund if approved by the Shareholders of that Fund, regardless of whether the Shareholders of the other Funds approve the Proposal.

      THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 9.
                                                         ---


SECTION V: APPROVAL OF SUB-ADVISERS TO THE VALUE EQUITY, SMALL CAPITALIZATION, FLEXIBLY MANAGED, HIGH YIELD BOND AND INTERNATIONAL EQUITY FUNDS AND APPROVAL OF SUB-ADVISORY AGREEMENTS

     The Board recommends that Shareholders of each of the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond and International Equity Funds approve the applicable Sub-Adviser described in Proposals 10 through 12 as investment sub-adviser and approve the respective investment sub-advisory agreement between ICMI and each Sub-Adviser (each, a "Sub-Advisory Agreement").

     As describe more fully in the Proposals below, the Sub-Advisers will serve as investment sub-advisers pursuant to three separate Sub-Advisory Agreements with ICMI: one between ICMI and OpCap for the Value Equity and Small Capitalization Funds; one between ICMI and T. Rowe Price for the Flexibly Managed and High Yield Bond Funds; and one between ICMI and Vontobel for the International Equity Fund. The forms of Sub-Advisory Agreements are attached as Exhibits B through D to this Proxy Statement.

     The Sub-Advisory Agreements. The terms of each Sub-Advisory Agreement are substantially similar with the exception of the rate of compensation and the expense limitation provision as described under "Compensation" in each Proposal. Pursuant to each Sub-Advisory Agreement, a Sub-Adviser shall serve as investment sub-adviser and shall supervise and direct the cash, securities and other assets of the Fund (or Funds) for which it serves as Sub-Adviser, and exercise all rights incidental to ownership in accordance with the investment objectives, program and restrictions applicable to the Fund (or Funds) as provided in the Company's Prospectus and Statement of Additional Information, as amended from time to time, and such other limitations as may be imposed by law or as the Company may impose with notice in writing to the Sub-Adviser. To enable a Sub-Adviser to fully exercise its discretion, ICMI appoints each Sub-Adviser as agent and attorney-in-fact for the Fund (or Funds) for which it serves as Sub-Adviser with full power and authority to buy, sell and otherwise deal in securities and contracts for the Fund (or Funds). No investment will be made by a Sub-Adviser for a Fund if that investment would violate the objectives, investment restrictions or limitations of that Fund as set out in the Prospectus and the SAI previously delivered to the Sub-Adviser. A Sub-Adviser shall not take custody of any assets of the Company, but shall issue settlement instructions to the custodian designated by the Company.

     Each Sub-Adviser shall, in its discretion, obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund (or Funds) for which it serves as Sub-Adviser in a manner consistent with the investment objectives and policies of the Fund (or Funds). In furtherance of this duty, each Sub-Adviser, as agent and attorney-in-fact with respect to ICMI and the Company, is authorized, in its discretion and without prior consultation with the Company, to: (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select; and (3) take such other actions the Sub-Adviser deems to be appropriate; provided, however, that the Sub-Adviser shall make no investment for a Fund that would violate the objectives, program, restrictions or limitations of the Fund.

     Each Sub-Advisory Agreement may be terminated by ICMI, the Company or by the respective Sub-Adviser, with respect to a Fund, without payment of any penalty, upon 60 days' prior notice in writing from the Company to the Sub-Adviser, or upon 90 days' prior notice in writing from the Sub-Adviser to the Company; provided, that in the case of termination by ICMI or the Company, such action shall have been authorized by resolution of a majority of the Independent Directors, or by vote of a majority of the outstanding voting securities of the series of shares of the Company representing interests in the affected Fund.

     Directors' Considerations. At a meeting held on February 9, 1998, the Board reviewed each Sub-Adviser's qualifications to act as investment sub-adviser for the applicable Fund (or Funds) as described in the Proposals below. In recommending that Shareholders approve each Sub-Advisory Agreement, the Directors evaluated each Sub-Adviser's investment personnel and the quality of services each Sub-Adviser is expected to provide to the Fund (or Funds) for which it will serve as Sub-Adviser, as well as other factors relating to the Sub-Adviser's provision of investment advisory services including, but not limited to (1) the nature and quality of the services expected to be rendered by the Sub-Adviser; (2) the distinct investment objectives and policies of the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond and International Equity Funds; (3) the fact that the compensation paid by the Funds for investment advisory and sub-advisory services pursuant to the Proposed ICMI Advisory Agreement and the Sub-Advisory Agreements will be at the same rate as that paid under the Funds' current investment advisory agreements; (4) the performance of the Sub-Advisers as investment advisers to the respective Funds pursuant to the current investment advisory agreements; (5) the history, reputation, qualification and background of each Sub-Adviser as well as the qualification of their personnel and their financial condition; and (6) other factors deemed relevant.

     In the event Shareholders of a Fund do not approve the selection of the applicable Sub-Adviser and the applicable Sub-Advisory Agreement, the Directors will consider the appropriate course of action.


PROPOSAL 10:   APPROVE OPCAP AS INVESTMENT SUB-ADVISER TO THE VALUE EQUITY AND
               SMALL CAPITALIZATION FUNDS, AND TO APPROVE A SUB-ADVISORY
               AGREEMENT BETWEEN ICMI AND OPCAP.

     The Board recommends that the Shareholders of the Value Equity and Small Capitalization Funds approve OpCap as investment sub-adviser to the Value Equity and Small Capitalization Funds and approve a Sub-Advisory Agreement (the terms of which are described above) between ICMI and OpCap (the "OpCap Sub-Advisory Agreement"). The form of OpCap Sub-Advisory Agreement is attached as Exhibit B to this Proxy Statement.

     Sub-Advisory Fees and Expense Limitations. Under the OpCap Sub-Advisory Agreement, ICMI will pay OpCap a fee based upon the average daily net assets of a Fund at the following rates: 0.40% with respect to the first $50,000,000 of the combined total average daily net assets of the two Funds; 0.35% with respect to the next $200,000,000 of the combined total average daily net assets of the two Funds; and 0.30% with respect to the combined total average daily net assets of the two Funds in excess of $250,000,000. The expense limitation for each of the Value Equity and Small Capitalization Funds, as a percentage of average daily net assets, is 1.00%. To the extent that a Fund's expenses exceed the expense limitation for the Fund in an amount up to and including 0.10% of the average daily net assets of the Fund, such excess, as calculated under the terms of the agreement, will be a liability of OpCap to ICMI and will be paid to ICMI through waiver of the sub-advisory fees.

     Description of OpCap. OpCap is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $61.4 billion in assets under management on December 31, 1997. All investment management services performed by OpCap are performed by employees of Oppenheimer Capital. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries, and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap Advisors. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and OpCap Advisors became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P. ("PIMCO G.P."), a California general partnership, and PIMCO Advisors Holding L.P. (formerly Oppenheimer Capital, L.P.), a New York Stock Exchange-listed Delaware limited partnership of which PIMCO G.P. is the sole general partner. PIMCO G.P. beneficially owns or controls (through its general partner interest in PIMCO Advisors Holdings, L.P. formerly, Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO G.P. has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, which is a direct subsidiary of Pacific Life Insurance Company ("Pacific Life"). The managing general partner of PIMCO G.P. is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William S. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III. PIMCO Advisors is governed by a Management Board, which consists of sixteen members. Pursuant to a delegation by its general partners PIMCO G.P. has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO G.P., as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the 1940 Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control.

     Listed below are the names and principal occupations of the principal executive officers of Oppenheimer Capital and OpCap. The principal business address of each person listed below is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281.

     Name and Address               Principal Occupation
     ----------------               --------------------

     Joseph La Motta                Chairman, OpCap.
     George Long                    Chairman and President, Oppenheimer Capital.
     Bernard Garil                  President, OpCap Advisors.

     For the fiscal year ended December 31, 1997, OpCap served as investment adviser to the Value Equity and Small Capitalization Funds. As compensation for providing investment advisory services to the Funds during this period, OpCap received $1,279,429 and $137,566 in fees from the Value Equity and Small Capitalization Funds, respectively.

     OpCap also serves as investment adviser or sub-adviser to other registered investment companies with investment objectives similar to either the Value Equity or Small Capitalization Funds. The approximate net assets and the investment advisory fees paid by such funds are listed in Appendix A to this Proxy Statement.

     [To Company management's knowledge, no Director of the Company owns any interest in OpCap, Oppenheimer Capital, or PIMCO Advisors.]

     Shareholders of the Value Equity and Small Capitalization Funds are entitled to vote on Proposal 10. The Proposal shall be approved with respect to a Fund, regardless of whether the Shareholders of the other Fund approve the Proposal.

                THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE
                               FOR PROPOSAL  10.


PROPOSAL 11:   APPROVE T. ROWE PRICE AS INVESTMENT SUB-ADVISER TO THE FLEXIBLY
               MANAGED AND HIGH YIELD BOND FUNDS, AND APPROVE A SUB-ADVISORY
               Agreement BETWEEN ICMI AND T. ROWE PRICE.

     The Board of Directors recommends that the Shareholders of the Flexibly Managed and High Yield Bond Funds approve T. Rowe Price as investment sub-adviser to the Flexibly Managed and High Yield Bond Funds and approve a Sub-Advisory Agreement (the terms of which are described above) between ICMI and T. Rowe Price (the "Price Sub-Advisory Agreement"). The form of Price Sub-Advisory Agreement is attached as Exhibit C to this Proxy Statement.

     Sub-Advisory Fees and Expense Limitations. Under the Price Sub-Advisory Agreement, ICMI will pay T. Rowe Price a fee based upon the average daily net assets of a Fund at the following rates: 0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $500,000,000 of combined total average daily net assets of the two Funds; provided that the fee rate shall be 0.40% with respect to all average daily net assets of the two Funds at such time the combined total average daily net assets of the two Funds exceed $750,000,000. The expense limitation for each of the Flexibly Managed and High Yield Bond Funds, as a percentage of average daily net assets, is 1.00%. To the extent that a Fund's expenses exceed the expense limitation, one-half of such excess amount, as calculated under the terms of the agreement, will be liability of T. Rowe Price to ICMI and will be paid to ICMI through waiver of the sub-advisory fee.

     Description of T. Rowe Price. T. Rowe Price was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. T. Rowe Price in 1937. Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds. As of December 31, 1997, T. Rowe Price and its affiliates, managed more than $124 billion of assets.

     Listed below are the names and principal occupations of the principal executive officers of T. Rowe Price. The business address of each such person, unless otherwise indicated, is 100 East Pratt Street, Baltimore, Maryland 21202.

Name                            Position with T. Rowe Price             Principal Occupation
----                            ---------------------------             --------------------
James E. Halbkat, Jr.           Director                                President of U.S.
                                P.O. Box 23109                          Monitor Corp.
                                Hilton Head Island, SC 29925

Richard L. Menschel             Director                                Limited Partner of
                                85 Broad St., 2nd Floor                 Goldman Sachs Group L.P.
                                New York, NY  10004

John W. Rosenblum               Director                                Dean of the Jepson
                                University of Richmond                  School of Leadership
                                Richmond, Virginia  23173               Studies at the
                                                                        University of Richmond;
                                                                        Director of Chesapeake
                                                                        Corporation, Camdus
                                                                        Communications Corp.,
                                                                        Comdial Corp. and Cone
                                                                        Mills Corp.

Robert L. Strickland            Director                                Chairman of Loew's
                                604 Two Piedmont Plaza Bldg.            Companies, Inc.;
                                Winston-Salem, NC  27104                Director of Hannaford
                                                                        Bros., Co.

Phillip C. Walsh                Director                                Consultant to Cyprus
                                Pleasant Valley                         Annex minerals Company.
                                Peapack, NJ  07977

Ann Marie Whittemore            Director                                Partner of the law firm
                                One James Center                        of McGuire, Woods,
                                Richmond, VA  23219                     Battle & Booth;
                                                                        Director of Owens and
                                                                        Minor, Inc., USF&G
                                                                        Corp. and the James
                                                                        River Corp.

George J. Collins               Director                                Director of Rowe Price-Fleming
                                                                        International, Inc. ("Price Fleming").

James S. Riepe                  Vice-Chairman of the                    Director of Price-Fleming.
                                Board, Director and
                                Managing Director

George A. Roche                 Chairman of the Board,                  Director of Price-Fleming.
                                President, Director

M. David Testa                  Vice-Chairman of the                    Director of Price-Fleming.
                                Board, Director and
                                Managing Director

Henry H. Hopkins                Director and Managing Director          Vice President of Price-Fleming.

Charles P. Smith                Director and Managing Director          Vice President of Price-Fleming.

Peter Van Dyke                  Director and Managing Director          Vice President of Price-Fleming.

James A.C. Kennedy III          Director and Managing Director

John H. Laport, Jr.             Director and Managing Director

William T. Reynolds             Director and Managing Director

Brian C. Rogers                 Director and Managing Director

     For the fiscal year ended December 31, 1997, T. Rowe Price served as investment adviser to the Flexibly Managed and High Yield Bond Funds. As compensation for providing investment advisory services to the Funds during this period, T. Rowe Price received $2,310,427 and $254,474 in fees from the Flexibly Managed and High Yield Bond Funds, respectively.

     T. Rowe Price also serves as investment adviser or sub-adviser to other registered investment companies with investment objectives similar to either the Flexibly Managed or High Yield Bond Funds. The approximate net assets and the investment advisory fees paid by such funds are listed in Appendix B to this Proxy Statement.

     [To Company management's knowledge, no Director of the Company owns any interest in T. Rowe Price.]

     Shareholders of the Flexibly Managed and High Yield Bond Funds are entitled to vote on Proposal 11. The Proposal shall be approved with respect to a Fund, regardless of whether the Shareholders of the other Fund approve the Proposal.

                THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE
                               FOR PROPOSAL 11.
                               ---

PROPOSAL 12:   APPROVE VONTOBEL AS INVESTMENT SUB-ADVISER TO THE INTERNATIONAL
               EQUITY FUND, AND APPROVE A SUB-ADVISORY AGREEMENT BETWEEN ICMI
               AND VONTOBEL.

     The Board recommends that the Shareholders of the International Equity Fund approve Vontobel as investment sub-adviser to the Fund and approve a Sub-Advisory Agreement (the terms of which are discussed above) between ICMI and Vontobel (the "Vontobel Sub-Advisory Agreement"). The form of Vontobel Sub-Advisory Agreement is attached as Exhibit D to this Proxy Statement.

     Advisory Fee and Expense Limitations. Under the Vontobel Sub-Advisory Agreement, ICMI will pay Vontobel a fee at the annual rate of 0.50% of the International Equity Fund's average daily net assets. The expense limitation for the International Equity Fund, as a percentage of average daily net assets, is 1.50%. To the extent that the Fund's expenses exceed the expense limitation in an amount up to and including 0.10% of the average daily net assets of the Fund, such excess, as calculated under the terms of the agreement, will be a liability of Vontobel to ICMI and will be paid to ICMI through waiver of the sub-advisory fee.

     Description of Vontobel. Vontobel is a wholly owned subsidiary of Vontobel Holding Ltd., and an affiliate of Bank J. Vontobel & Co., Ltd., one of the largest private banks and brokerage firms in Switzerland. Its principal place of business is located at 450 Park Avenue, New York, New York 10022. As of December 31, 1997, Vontobel managed assets of over $1.9 billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $30 billion under management.

     Listed below are the names, addresses, and principal occupations of the directors and the principal executive officer of Vontobel. The principal business address of each director and the principal executive officer, as it relates to their duties at Vontobel is 450 Park Avenue, New York, New York 10022.

     Name and Address               Principal Occupation
     ----------------               --------------------

     Dr. Wolfhard Graetz            Chairman, Vontobel USA Inc.; Chief Executive
                                    Officer, Vontobel Asset Management Ltd.;
                                    Chairman, Tardy, de Watteville; Chairman,
                                    Vontobel Fund Management.

     Dr. Hans-Dieter Vontobel       Deputy Chairman, Vontobel USA Inc.,
                                    Chairman, Vontobel Holding Ltd., Chairman,
                                    Vontobel Asset Management Ltd.

     Heinrich Schlegel              Director, President, and Chief Executive
                                    Officer, Vontobel USA Inc., Director,
                                    Vontobel Funds, Inc.

     For the fiscal year ended December 31, 1997, Vontobel served as investment adviser to the International Equity Fund. As compensation for providing investment advisory services to the Fund during this period, Vontobel received $912,368 in fees from the International Equity Fund.

     Vontobel also serves as investment adviser or sub-adviser to the following registered investment company with investment objectives similar to the International Equity Fund.

                                         Net Assets at
Fund                                       12/31/97                     Advisory Fee
----                                     -------------                  ------------
Vontobel International Equity Fund      $160,937,272                    1.00% on first $100 million;
                                                                        75% on assets over $100 million

     [To Company management's knowledge, no Director of the Company owns any interest in Vontobel.]

        THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 12.
                                                       ---




                            ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS OF THE COMPANY

     Information is set forth below about the Company's current Directors and principal executive officers, including their name, position with the company, and principal occupation or employment for the last five years. No Director or officer owns shares of the Company.

                              Position with             Principal Occupation
Name and Address              Penn Series               During Past Five Years
Eugene Bay                    Director                  Senior Pastor, Bryn Mawr Presbyterian Church, Bryn Mawr, PA.
121 Fishers Road
Bryn Mawr, PA  19010

James S. Greene               Director                  Retired:  Vice President and Director, International Raw
P.O. Box 3761                                           Materials, Inc., Philadelphia, PA (commodities trading),
Vero Beach, FL 32964-3761                               prior to September 1990.


L. Stockton Illoway*          Director                  Marketing Director, Independence Financial Group, The Penn Mutual
600 Dresher Road                                        Life Insurance Company, Bala Cynwyd, PA, since     1997; Senior
Horsham, PA  19044                                      Vice President, Marketing and Field Sales Support (June 1996 to 1997),
                                                        Senior Vice President, Pension and Annuity (December 1993 to June 1996)
                                                        Senior Vice President, Individual Retirement Investment Service (September
                                                        1993 to December 1993), Regional Vice President (prior thereto), The Penn
                                                        Mutual Life Insurance Company.

William H. Loesche, Jr.       Director                  Retired; Adviser (since April 1988), Director (prior thereto),
100 Gray's Lane                                         Keystone Insurance Company and Keystone Automobile Club,
Apt. 101                                                Philadelphia, PA.
Haverford, PA   19041

M. Donald Wright              Director                  President, M. Donald Wright Professional Corporation, Bryn Mawr, PA
100 Chetwynd Drive                                      (financial planning and consulting); Director, Graduate School
Rosemont, PA   19010                                    of Financial Services, The American College, since April 1991.

James B. McElwain             President                 Assistant Vice President, Investment Marketing and Operations
600 Dresher Road                                        (since August 1995), Assistant Vice President, Retirement and
Horsham, PA  19044                                      Investment Sales Operation, The Penn Mutual Life Insurance Company,
                                                        (November 1991 to August 1995), National Director of Marketing, Asset
                                                        Management Sales, The Metropolitan Life Insurance Company, prior thereto.

Richard F. Plush              Vice President            Assistant Vice President and Senior Actuary, The Penn Mutual
600 Dresher Road                                        Life Insurance Company (1973 to present).
Horsham, PA  19044

Lee J. Anderson               Vice President            Senior Investment Consultant, The Penn Mutual Life Insurance Company
600 Dresher Road                                        (March 1995 to present); Investment Statistical Analyst,
Horsham, PA  19044                                      Independence Capital Management, Inc., prior thereto.

C. Ronald Rubley              Secretary                 Attorney, Morgan, Lewis & Bockius LLP, Philadelphia, PA, (since
2000 One Logan Square                                   January 1996); Associate General Counsel, The Penn Mutual Life
Philadelphia, PA   19103                                Insurance Company, prior thereto.

Steven M. Herzberg            Treasurer                 Assistant Vice President and Treasurer, The Penn Mutual Life
600 Dresher Road                                        Insurance Company (December 1997 to present); Director of Financial
Horsham, PA  19044                                      Planning and Treasurer (November 1995 to December 1997); Director, Cost and
                                                        Budget (November 1991 to November 1995); Director, Benefits Administration,
                                                        prior thereto.

Ann M. Strootman              Controller                Vice President and Controller (since January 1996), Assistant
600 Dresher Road                                        Vice President, Financial and Management Accounting (since 1994),
Horsham, PA  19044                                      Director of Financial Accounting (prior thereto), The Penn Mutual Life
                                                        Insurance Company.

___________________
*  Denotes a Director that is an "interested person" under the 1940 Act.

PRINCIPAL HOLDERS OF SECURITIES

     On January 31, 1998, the outstanding shares of the Funds were owned by Penn Mutual and PIA as follows:

                                    Growth    Value   Emerging   Flexibly                   Quality                     Small
                                    Equity   Equity    Growth     Managed   International     Bond    High Yield   Capitalization
                                     Fund     Fund      Fund       Fund      Equity Fund      Fund     Bond Fund        Fund
                                    ------   ------   --------   --------   -------------   -------   ----------   --------------

Percentage of Outstanding            89%      80%        60%        77%          79%           76%         77%           59%
 Shares Owned by Penn
 Mutual and Held in Separate
 Accounts Pursuant to
 Variable Annuity Contracts

Percentage of Outstanding             5%      11%        14%        14%          10%           13%         14%           28%
 Shares Owned by PIA and
 Held in a Separate Account
 Pursuant to Variable Annuity
 Contracts

Percentage of Outstanding             6%       9%         8%         9%          11%           11%          9%           13%
 Shares Owned by Penn
 Mutual and Held in a Separate
 Account Pursuant to Variable
 Life Insurance Contracts

Percentage of Outstanding Shares      0%       0%        18%         0%           0%            0%          0%            0%
 Owned by Penn Mutual and
 Held in  its General Account as
 an Equity Investment

_________________________
* Unaudited

                                        Money
                                       Market
                                        Fund
                                       -----
Percentage of Outstanding               58%
 Shares Owned by Penn
 Mutual and Held in Separate
 Accounts Pursuant to
 Variable Annuity Contracts

Percentage of Outstanding               21%
 Shares Owned by PIA and
 Held in a Separate Account
 Pursuant to Variable Annuity
 Contracts

Percentage of Outstanding               21%
 Shares Owned by Penn
 Mutual and Held in a Separate
 Account Pursuant to Variable
 Life Insurance Contracts

Percentage of Outstanding Shares        20%
 Owned by Penn Mutual and
 Held in  its General Account as
 an Equity Investment

___________
*  Unaudited.

ADMINISTRATIVE AND CORPORATE SERVICES AGENT

     Penn Mutual is the administrative and corporate services agent for the Company. Penn Mutual is a Pennsylvania mutual life insurance company located at 600 Dresher Road, Horsham, Pennsylvania 19044. Under an administrative and corporate services agreement, Penn Mutual administers the Company's corporate affairs, subject to the supervision of the Board and, in connection therewith, furnishes the Company with office facilities, prepares regulatory filings, provides staff assistance to the Board, and provides ordinary bookkeeping services and general administrative services required in the conduct of its investment business. In the fiscal year ended December 31, 1997, Penn Mutual received $1,677,972 for providing administrative and corporate services to the Company.

EXPENSES

     All costs of solicitation (including printing and mailing of this proxy statement, meeting notice, and voting instruction forms, as well as any necessary supplementary solicitations) will be paid for by the Company.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Company does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to Secretary, Penn Series Funds, Inc., 600 Dresher Road, Horsham, PA 19044.

GENERAL

     The Company knows of no business other than that mentioned in the Proposals contained in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed voting instruction form to vote instructions in accordance with their best judgment.

     A list of shareholders of the Company entitled to be present and vote at the meeting will be available at the offices of the Company, 600 Dresher Road, Horsham, PA 19044, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM3/5/98 PROMPTLY. NO POSTAGE IS
                   REQUIRED IF MAILED IN THE UNITED STATES.



Ronald Rubley
Secretary



March [23], 1998.

                                   EXHIBIT A

[FORM OF INVESTMENT ADVISORY AGREEMENT BETWEEN INDEPENDENCE CAPITAL MANAGEMENT,
                       INC. AND PENN SERIES FUNDS, INC.]

                         INVESTMENT ADVISORY AGREEMENT

                                    Between

                            PENN SERIES FUNDS, INC.

                                      and

                     INDEPENDENCE CAPITAL MANAGEMENT, INC.

                                  Relating to

                               VALUE EQUITY FUND
                           SMALL CAPITALIZATION FUND
                             FLEXIBLY MANAGED FUND
                           INTERNATIONAL EQUITY FUND
                              HIGH YIELD BOND FUND


     INVESTMENT ADVISORY AGREEMENT, made as of May 1, 1998 by and between PENN SERIES FUNDS, INC. ("Penn Series"), a corporation organized and existing under the laws of the State of Maryland, and INDEPENDENCE CAPITAL MANAGEMENT, INC. ("Adviser"), a corporation organized and existing under the laws of the State of Pennsylvania.

                                  WITNESSETH:

     WHEREAS, Penn Series is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the "Act") and is authorized to issue shares in separate series with each series representing interests in a separate fund of securities and other assets; and

     WHEREAS, Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, Penn Series desires Adviser to render investment advisory services to Penn Series in the manner and on the terms and conditions hereinafter set forth, and Adviser desires to render such services under such terms and conditions:

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. Investment Advisory Services. Adviser shall serve as investment adviser and shall supervise and direct the investments of the Value Equity, Small Capitalization, Flexibly Managed, International Equity and the High
Yield Bond Funds of Penn Series (individually a "Fund" and collectively the "Funds"), in accordance with the investment objectives, program and restrictions applicable to the Fund as provided in Penn Series' Prospectus and Statement of Additional Information, as amended from time to time, and such other limitations as may be imposed by law or as Penn Series may impose with notice in writing to Adviser. No investment will be made by Adviser for a Fund if that investment would be in violation of the objectives, program, restrictions or limitations of the Fund. Adviser shall not take custody of any assets of Penn Series, but shall issue settlement instructions to the custodian designated by Penn Series (the "Custodian"). Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Fund in a manner consistent with the investment objectives of the Fund. In furtherance of this duty, Adviser, as agent and attorney-in-fact with respect to Penn Series, is authorized, in its discretion and without prior consultation with Penn Series, to:

     (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

     (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as Adviser may select, in conformance with the provisions of Paragraph 4 herein;

provided, however, that Adviser shall make no investment for a Fund that is in violation of the objectives, program, restrictions or limitations of the Fund.

     2. Accounting and Related Services. Adviser agrees to cooperate with the Accounting Services Agent appointed by Penn Series pursuant to the Accounting Services Agreement entered into by Penn Series and the Accounting Services Agreement. As requested from time to time, Adviser shall provide Penn Series and its Accounting Services Agent with such information as may be reasonably necessary to properly account for financial transactions with respect to each Fund.

     3.   Fees.

          A. Payment of Fees. For the services rendered to Penn Series under this Agreement, Penn Series will pay Adviser fees based on average daily net assets of each Fund.

          B.  Fee Rates.  The fees shall be paid at the following rates:

               Value Equity Fund                   .50%
               Small Capitalization Fund           .50%
               Flexibly Managed Fund               .50%
               International Equity Fund           .75%
               High Yield Bond Fund                .50%

          C. Method of computation. Each fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to Adviser as of the first business day of the next succeeding
          calendar month.   The daily fee will be computed by multiplying the
          fraction of one over the number of calendar days in the year by the annual rate applicable to the Fund as set forth above, and multiplying this product by the net assets of the Fund. The Fund's net assets, for purposes of the calculations described above, will be determined in accordance with Penn Series' Prospectus and Statement of Additional Information as of the close of business on the most recent previous business day on which Penn Series was open for business.

          D. Expense Limitation. The expense limitations of the Funds are as follows:

              Value Equity Fund                   1.00%
              Small Capitalization Fund           1.00%
              Flexibly Managed Fund               1.00%
              International Equity Fund           1.50%
              High Yield Bond Fund                0.90%

               With respect to each of the Value Equity, Small Capitalization and International Equity Funds, the extent that a Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and accounting, administrative and corporate services fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund in an amount up to and including .10% of the average daily net assets of the Fund, such excess amount shall be a liability of Adviser to Penn Series.
          The liability (if any) of Adviser to pay Penn Series such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Adviser to pay Penn Series such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month, there is no liability of Adviser to pay Penn Series such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by Adviser and shall be payable by Penn Series to Adviser along with the advisory fee payable to Adviser for that month.

               With respect to each of the Flexibly Managed Fund and the High Yield Bond Funds, to the extent that a Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and accounting administrative and corporate service fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund, one-half of such excess amount shall be a liability of Adviser to Penn Series. The liability (if any) of Adviser to pay Penn Series one-half of such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Adviser to pay Penn Series such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month, there is no liability of Adviser to pay Penn Series such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by Adviser and shall be payable by Penn Series to Adviser along with the advisory fee payable to Adviser for that month. If, at the end of the fiscal year, there is any remaining liability of Adviser to pay Penn Series such excess amount (which has not been paid through reduction of the advisory fee), Adviser shall remit to Penn Series an amount sufficient to pay such remaining liability.

     4.   Brokerage.   In executing portfolio transactions and selecting brokers
or dealers for a Fund, Adviser will use its best efforts to seek the best price and the most favorable execution of its orders. In assessing the best price and the most favorable execution for any transaction, Adviser shall consider the breadth of the market in the security, the price of the security, the skill, financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any. Where best price and most favorable execution will not be compromised, Adviser may take into account the research and related services that the broker has provided to Penn Series or the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to a Fund or be in breach of any obligation owing to a Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time in the Penn Series' Prospectus and Statement of Additional Information. In addition, Adviser is authorized to take into account the sale of variable contracts which are invested in Penn Series shares in allocating to brokers or dealers purchase and sale orders for portfolio securities, provided that Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms. Adviser shall regularly advise Penn Series' Board of Directors as to all payments of commissions and as to its brokerage policies and practices and shall follow such reasonable instructions with respect thereto as may be, given by Penn Series' board.

     5.   Use of the Services of Others.     Adviser may (at its cost except as
contemplated in Section 4 of this Agreement) employ, retain or otherwise avail itself of a sub-adviser or sub-advisors to assist it in performing its duties and meeting its responsibilities under this Agreement, and may delegate to such sub-adviser sub-advisers duties assumed by the Adviser under this Agreement. In addition, Adviser may (at its cost, except as contemplated in Section 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing itself or Penn Series, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Penn Series, or in the discharge of Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser.

     6. Personnel, Office Space, and Facilities. Adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as it, or any affiliated corporation of Adviser, requires in the performance of services under this Agreement.

     7. Ownership of Software and Related Material. All computer programs, magnetic tapes, written procedures and similar items developed and used by Adviser or any affiliate in performance of this Agreement are the property of Adviser and will not become the property of Penn Series.

     8. Certain Personnel. Adviser agrees to permit individuals who are officers or employees of Adviser to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of Penn Series, without remuneration or other cost to Penn Series. Adviser shall pay all salaries, expenses, and fees of officers and/or directors of Penn Series who are affiliated with Adviser.

     9. Reports to Penn Series and Cooperation with Accountants. Adviser, and any affiliated corporation of Adviser performing services for Penn Series described in this Agreement, shall furnish to or place at the disposal of Penn Series, such information, reports, evaluations, analyses and opinions as Penn Series may, at any time or from time to time, reasonably request or as Adviser may deem helpful, to reasonably ensure compliance with applicable laws and regulations or for any other purpose. Adviser and its affiliates shall cooperate with Penn Series' independent public accountants and take all reasonable action in the performance of services and obligations under this Agreement to assure that the information needed by such accountants is made available to them for the expression of their opinion without any qualification as to the scope of their examination, including, but not limited to, their opinion included in Penn Series' annual report under the Act and annual amendment to Penn Series' registration statement under the Act.

     10. Reports to Adviser. Penn Series shall furnish or otherwise make available to Adviser such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of Penn Series, as Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     11. Ownership of Records. All records required to be maintained and kept current by Penn Series pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and that are maintained and kept current by Adviser or any affiliated corporation of Adviser, or by any sub-adviser or an affiliated corporation of a sub-adviser, on behalf of Penn Series are the property of Penn Series. Such records will be preserved by Adviser or an affiliated corporation, or by any sub-adviser or affiliated corporation, for the periods prescribed in Rule 3la-2 under the Act, where applicable, or in such other applicable rules that may be adopted time under the Act. Such records may be inspected by representatives of Penn Series at reasonable times, and, in the event of termination of this Agreement, will be promptly delivered to Penn Series.

     12. Services to Other Clients. Nothing herein contained shall limit the freedom of Adviser or any affiliated person of Adviser to render investment supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. It is understood that Adviser may give advice and take action for its other clients which may differ from advice given, or the timing or nature of action taken, for a Fund. Adviser is not obligated to initiate transactions for a Fund in any security which Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for other clients.

     13. Confidential Relationship. Information furnished by one party to another, including a party's respective agents and employees, is confidential and shall not be disclosed to third parties unless required by law. Adviser, on behalf of itself and its affiliates and representatives, agrees to keep confidential all records and other information relating to Penn Series, except after prior notification to and approval in writing by Penn Series, which approval shall not be unreasonably withheld, and may not be withheld where Adviser or any affiliate may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Penn Series.

     14. Proxies. Subject to such direction and oversight by Penn Series as the Board of Directors of Penn Series shall deem appropriate, Adviser shall vote proxies solicited by or with respect to the issuers of securities held in the Funds.

     15. Instructions, Opinion of Counsel and Signatures. At any time Adviser may apply to an officer of Penn Series for instructions, and may consult legal counsel for Penn Series, in respect of any matter arising in connection with this Agreement, and Adviser shall not be liable for any action taken or omitted by it or an affiliate in good faith in accordance with such instructions or with the advice or opinion of Penn Series' legal counsel. Adviser and its affiliates shall be protected in acting upon any instruction, advice, or opinion provided by Penn Series or its legal counsel and upon any other paper or document delivered by Penn Series or its legal counsel believed by Adviser to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any officer or agent of Penn Series, until receipt of written notice thereof from Penn Series.

     16. Compliance with Governmental Rules and Regulations. Except as such responsibility may be placed upon Adviser or any affiliate expressly by, or by fair implication of, the terms of this Agreement, and except for the accuracy of information furnished to Penn Series by Adviser or any affiliate, Penn Series assumes full responsibility for the preparation, contents and distribution of the prospectuses for Penn Series, for complying with all applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, and any other laws, rules and regulations of governmental authorities having jurisdiction over Penn Series.

     17. Limitation of Liability. Neither Adviser nor any of its affiliates, their officers, directors, employees or agents, or any person performing executive, administrative, trading, or other functions for Penn Series (at the direction or request of Adviser), or Adviser or its affiliates in connection with the discharge of obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by Penn Series in connection with the matters to which this Agreement relates, except for such error, mistake or loss resulting from willful misfeasance, bad faith, negligence or misconduct in the performance of its, his or her duties on behalf of Penn Series or constituting or resulting from a failure to comply with any term of this Agreement. Adviser shall not be responsible for any loss incurred by reason of any act or omission of the Custodian Transfer Agent, Accounting Services Agent, or other third party with which Company has a contractual arrangement, or of any broker, dealer, underwriter or issuer selected by Adviser with reasonable care.

     18. Obligations of Penn Series and Adviser. It is expressly agreed that the obligations of Penn Series and Adviser hereunder shall not be binding upon any of their directors, shareholders, nominees, officers, agents or employees, personally. The execution and delivery of this Agreement have been authorized by the Board of Directors of Penn Series and signed by an authorized officer of Penn Series, acting as such, and shall bind Penn Series.

     19. Indemnification by Penn Series. Penn Series will indemnify and hold Adviser harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Adviser resulting from: (i) any action or omitting to act by Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon instructions reasonably believed by Adviser or any affiliated corporation to have been executed by an individual who has been identified in writing by Penn Series as a duly authorized officer of Penn Series; or (ii) any action by Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon information provided by Penn Series in form and under policies agreed to by Adviser and Penn Series. Adviser shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Adviser or its affiliates, agents or contractors, or constituting a failure by Adviser or any affiliate to comply with any term of this Agreement. Prior to the confession of any claim against Adviser which may be subject to this indemnification, Adviser shall give Penn Series reasonable opportunity to defend against said claim in its own name or in the name of Adviser.

     20. Indemnification by Adviser. Adviser will indemnify and hold harmless Penn Series from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Penn Series resulting from any claim, demand, action or suit arising out of Adviser's or any affiliate's failure to comply with any term of this Agreement or which arise out of the willful misfeasance, bad faith, negligence or misconduct of Adviser, its affiliates, their agents or contractors. Penn Series shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Penn Series or its agents or contractors or constituting a failure by Penn Series to comply with any term of this Agreement; provided, that such negligence or misconduct is not attributable to Adviser or any person that is an affiliate of Adviser or an affiliate of an affiliate of Adviser. Prior to confessing any claim against it which may be subject to this indemnification, Penn Series shall give Adviser reasonable opportunity to defend against said claim in its own name or in the name of Penn Series. For purposes of this
Section 20 and of Section 19 hereof, no broker or dealer shall be deemed to be acting as agent or contractor of Adviser or any affiliate of Adviser, in effecting or executing any portfolio transaction for a Fund.

     21. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     22. Dual Interests. It is understood that some person or persons may be, or from time to time become, directors, officers, or shareholders of both Penn Series and Adviser (including its affiliates), and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

     23. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect until two years from date of execution. Thereafter, this Agreement shall continue in effect from year to year with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the board of directors of Penn Series, or by a vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund and (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of Penn Series who are not parties to this Agreement or interested persons of any such party. Adviser shall furnish to Penn Series, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement with respect to the Fund or any extension, renewal or amendment hereof.

     24. Amendment and Assignment of Agreement. This Agreement may not be amended or assigned without the affirmative vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the affected Fund, and, without affecting any claim for damages or other right that Penn Series may have as a result thereof, this Agreement shall automatically and immediately terminate in the event of its assignment.

     25. Termination of Agreement. This Agreement may be terminated by Penn Series or by Adviser with respect to any Fund, without the payment of any penalty, upon 60 days' prior notice in writing from Penn Series to Adviser, or upon 90 days' prior notice in writing from Adviser to Penn Series; provided, that in the case of termination by Penn Series, such action shall have been authorized by resolution of a majority of its directors who are not interested persons of any party to this Agreement, or by vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund.

     26.  Miscellaneous.

          A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          B. Interpretation. Nothing herein contained shall be deemed to require Penn Series to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of Penn Series of its responsibility for and control of the conduct of the affairs of Penn Series.

          C. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used herein, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

          D. Notice. Notice under the Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the addressed party at such address as such party may designate for the receipt of such notices. Until further notice, it is agreed that for this purpose the address of Penn Series is Penn Series Funds, Inc., 600 Dresher Road, Horsham, PA 19044, Attention:
          President, and that of Adviser is Independence Capital Management, Inc., 600 Dresher Road, Horsham, PA 19044, Attention: President.

          E. State Law. The Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland except where such state laws have been preempted by Federal law.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    PENN SERIES FUNDS, INC.


                                    By:
                                         ---------------------------


                                    INDEPENDENCE CAPITAL
                                    MANAGEMENT, INC.

                                    By:
                                         ---------------------------

                                   EXHIBIT B
 [FORM OF SUB-ADVISORY AGREEMENT BETWEEN INDEPENDENCE CAPITAL MANAGEMENT, INC.
                              AND OPCAP ADVISORS]

                       INVESTMENT SUB-ADVISORY AGREEMENT

                                    Between

                     INDEPENDENCE CAPITAL MANAGEMENT, INC.

                                      and

                                 OPCAP ADVISORS

                                  Relating to

                               VALUE EQUITY FUND
                           SMALL CAPITALIZATION FUND


     INVESTMENT SUB-ADVISORY AGREEMENT, made as of May 1, 1998 by and between INDEPENDENCE CAPITAL MANAGEMENT, INC. ("Adviser"), a corporation organized and existing under the laws of the State of Pennsylvania, and OPCAP ADVISORS ("Sub-Adviser"), a partnership organized and existing under the laws of the State of Delaware.

                                  WITNESSETH:

     WHEREAS, Penn Series Funds, Inc. ("Penn Series") is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the "Act"), and is authorized to issue shares in separate series with each series representing interests in a separate fund of securities and other assets; and

     WHEREAS, Adviser and Sub-Adviser are engaged principally in the business of rendering investment advisory services and are registered as investment advisers under the federal Investment Advisers Act of 1940, as amended; and

     WHEREAS, Adviser is authorized to render investment advisory services to Penn Series and to enter into a sub-advisory agreement with a sub-adviser for the rendering of investment advisory services by the Sub-Adviser to Adviser;

     WHEREAS, Adviser desires Sub-Adviser to render investment sub-advisory services to Penn Series in the manner and on the terms and conditions hereinafter set forth; and Sub-Adviser desires to render such services, in such manner and under such terms;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. Investment Sub-Advisory Services. Sub-Adviser shall serve as investment sub-adviser and shall supervise and direct the cash, securities and other assets of the Flexibly Managed and High Yield Bond Funds (each a "Fund" and together the "Funds"), and to exercise all rights incidental to ownership in accordance with the investment objectives, program and restrictions applicable to the Funds as provided in Penn Series' Prospectus and Statement of Additional Information, as amended from time to time, and such other limitations as may be imposed by law or as Penn Series may impose with notice in writing to Sub-Adviser. To enable Sub-Adviser to fully exercise its discretion, Adviser hereby appoints Sub-Adviser as agent and attorney-in-fact for the Funds with full power and authority to buy, sell and otherwise deal in securities and contracts for the Funds. No investment will be made by Sub-Adviser for Funds if that investment would violate the objectives, investment restrictions or limitations of a Fund set out in the prospectus and the SAI previously delivered to the Sub-Adviser or to be delivered. Sub-Adviser shall not take custody of any assets of Penn Series, but shall issue settlement instructions to the custodian designated by Penn Series (the "Custodian"). Sub-Adviser shall, in its discretion, obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Funds in a manner consistent with the investment objectives of the Funds. In furtherance of this duty, Sub-Adviser, as agent and attorney-in-fact with respect to Adviser and Penn Series, is authorized, in its discretion and without prior consultation with Penn Series, to:

     (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

     (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as Sub-Adviser may select, in conformance with the provisions of Paragraph 4 herein; and

     (iii)  take such other actions Sub-Adviser deems to be appropriate;

provided, however, that Sub-Adviser shall make no investment for the Funds that would violate the objectives, program, restrictions or limitations of the Funds.

     2. Accounting and Related Services. Sub-Adviser agrees to cooperate with the Accounting Services Agent appointed by Penn Series pursuant to the Accounting Services Agreement entered into by Penn Series and the Accounting Services Agent. As requested from time to time, Sub-Adviser shall provide Penn Series and its Accounting Services Agent with such information as may be reasonably necessary to properly account for financial transactions with respect to the Fund.

3.   Fees.

     A. Payment of Fees. For the services Sub-Adviser renders to Penn Series under this Agreement, Adviser will pay Sub-Adviser fees based on the average daily net assets of each Fund.

     B. Fee Rates. The fee rates, based on the average daily net assets of each Fund, shall be as follows:

          0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds;

          0.40% with respect to the next $500,000,000 of combined total average daily net assets of the two Funds;

          Provided, the fee rate shall be 0.40% with respect to all average
          --------
          daily net assets of the two Funds at such time the combined total average daily net assets of the two Funds exceed $750,000,000.

     C. Method of computation. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to Sub-Adviser as of the first business day of the next succeeding calendar month. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate applicable to the Fund as set forth above, and multiplying this product by the net assets of the Fund. A Fund's net assets, for purposes of the calculations described above, will be determined in accordance with Penn Series' Prospectus and Statement of Additional Information as of the close of business on the most recent previous business day on which Penn Series was open for business. If this Agreement is terminated before the end of the month, the fee for the period from the beginning of such month to the date of termination shall be prorated based upon services provided through the date of termination.

     D. Expense Limitation. The expense limitation of each Fund, as a percentage of the Fund's average daily net assets, is 0.90%. To the extent that a Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and accounting, administrative and corporate service fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund, one-half of such excess amount shall be a liability of Sub-Adviser to Adviser. The liability (if any) of Sub-Adviser to pay Adviser one-half of such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Sub-Adviser to pay Adviser such excess amount, the fee shall be reduced by such liability. If, at the end of each month, there is no liability of Sub-Adviser to pay Adviser such excess amount and if payments of the fee at the end of prior months during the fiscal year have been reduced in excess of that required in this subsection, such excess reduction shall be recaptured by Sub-Adviser and shall be payable by Adviser to Sub-Adviser along with the fee payable to Sub-Adviser for that month. If, at the end of the fiscal year, there is any remaining liability of Sub-Adviser to pay Adviser such excess amount (which has not been paid through reduction of the fee), Sub-Adviser shall remit to Adviser an amount sufficient to pay such remaining liability.

     4. Brokerage. In executing portfolio transactions and selecting brokers or dealers for the Funds, Sub-Adviser will use its best efforts to seek the best price and the most favorable execution of its orders. In assessing the best price and the most favorable execution for any transaction, Sub-Adviser shall consider the breadth of the market in the security, the price of the security, the skill, financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any. Where best price and most favorable execution will not be compromised, Sub-Adviser may take into account the research and related services that the broker has provided to the Funds or the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Funds or be in breach of any obligation owing to the Funds under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Funds to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, or as described from time to time in the Penn Series' Prospectus and Statement of Additional Information. In addition, Sub-Adviser is authorized to take into account the sale of variable contracts which are invested in Penn Series shares in allocating to brokers or dealers purchase and sale orders for portfolio securities, provided that Sub-Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms. Sub-Adviser shall advise Penn Series' Board of Directors, when requested, as to all payments of commissions and as to its brokerage policies and practices and shall follow such reasonable instructions with respect thereto as may be given by Penn Series' Board.

     5. Use of the Services of Others. Sub-Adviser may (at its cost except as contemplated by Section 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Penn Series, Adviser or itself, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Penn Series and Adviser, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser.

     6. Personnel, Office Space, and Facilities. Sub-Adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as it, or any affiliated corporation of Sub-Adviser, requires in the performance of services under this Agreement.

     7. Ownership of Software and Related Material. All computer programs, magnetic tapes, written procedures and similar items developed and used by Sub-Adviser or any affiliate in performance of this Agreement are the property of Sub-Adviser and will not become the property of Penn Series or Adviser.

     8. Reports to Penn Series and Cooperation with Accountants. Sub-Adviser, and any affiliated corporation of Sub-Adviser performing services for Adviser and Penn Series described in this Agreement, shall furnish to or place at the disposal of Penn Series and Adviser, such information, reports, evaluations, analyses and opinions as Penn Series and Adviser may, at any time or from time to time, reasonably request or as Sub-Adviser may deem helpful, to reasonably ensure compliance with applicable laws and regulations or for any other purpose. Sub-Adviser and its affiliates shall cooperate with Penn Series' independent public accountants and take all reasonable action in the performance of services and obligations under this Agreement to assure that the information needed by such accountants is made available to them for the expression of their opinion without any qualification as to the scope of their examination, including, but not limited to, their opinion included in Penn Series' annual report under the Act and annual amendment to Penn Series' registration statement under the Act.

     9. Reports to Sub-Adviser. Penn Series and/or Adviser shall furnish or otherwise make available to Sub-Adviser such prospectuses, statements of additional information, financial statements, proxy statements, reports, articles of incorporation, by-laws and other information relating to the business and affairs of Penn Series as Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement. Any printed matter, or other material prepared for distribution to the stockholders of Penn Series or the public, which refers in any way to Sub-Adviser or any affiliated corporation of Adviser other than merely to identify Sub-Adviser as the Sub-Adviser, shall be furnished to Sub-Adviser at least 14 days prior to use thereof. Penn Series and Adviser shall not use such material if Sub-Adviser shall object thereto in writing within 7 days after its receipt by Sub-Adviser. In the event of termination of this Agreement, Penn Series and Adviser shall, on written request of Sub-Adviser, forthwith delete any reference to Sub-Adviser or any affiliated corporation of Sub-Adviser from any materials prepared on behalf of Penn Series.

     10. Ownership of Records. All records required to be maintained and kept current by Penn Series pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and that are maintained and kept current by Sub-Adviser or any affiliated corporation of Sub-Adviser on behalf of Penn Series are the property of Penn Series. Such records will be preserved by Sub-Adviser itself or through an affiliated corporation for the periods prescribed in Rule 3la-2 under the Act, where applicable, or in such other applicable rules that may be adopted time under the Act. Such records may be inspected by representatives of Penn Series and Adviser at reasonable times and, in the event of termination of this Agreement, will be promptly delivered to Adviser and Penn Series upon request.

     11. Services to Other Clients. Nothing herein contained shall limit the freedom of Sub-Adviser or any affiliated person of Sub-Adviser to render investment supervisory and other services to other investment companies, to act as investment advisor or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect as to the Funds, or until Sub-Adviser shall otherwise consent, Sub-Adviser shall be the only investment Sub-Adviser to the Fund. It is understood that Sub-Adviser may give advice and taken action for its other clients which may differ from advice given, or the timing or nature of action taken, for a Fund. Sub-Adviser is not obligated to initiate transactions for a Fund in any security which Sub-Adviser , its principals, affiliates or employees may purchase or sell for its or their own accounts or other clients.

     12. Confidential Relationship. Information furnished by Penn Series or by one party to another, including Penn Series' or a party's respective agents and employees, is confidential and shall not be disclosed to third parties unless required by law. Sub-Adviser, on behalf of itself and its affiliates and representatives, agrees to keep confidential all records and other information relating to Adviser or Penn Series (as the case may be), except after prior notification to and approval in writing by Adviser or Penn Series (as the case may be), which approval shall not be unreasonably withheld, and may not be withheld, where Sub-Adviser or any affiliate may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when so requested by Adviser and Penn Series.

     13. Proxies. Subject to such oversight as the Board of Directors of Penn Series shall deem appropriate, Sub-Adviser shall vote proxies solicited by or with respect to the issuers of securities held in a Fund.

     14. Instructions, Opinion of Counsel and Signatures. At any time Sub-Adviser may apply to an officer of Penn Series for instructions, and may consult legal counsel for Penn Series, in respect of any matter arising in connection with this Agreement, and Sub-Adviser shall not be liable for any action taken or omitted by it or by any affiliate in good faith in accordance with such instructions or with the advice or opinion of Penn Series' legal counsel. Sub-Adviser and its affiliates shall be protected in acting upon any instruction, advice, or opinion provided by Penn Series or its legal counsel and upon any other paper or document delivered by Penn Series or its legal counsel believed by Sub-Adviser to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any officer or agent of Penn Series, until receipt of written notice thereof from Penn Series.

     15. Compliance with Governmental Rules and Regulations. Except as such responsibility may be placed upon Sub-Adviser or any affiliate by the terms of this Agreement, and except for the accuracy of information furnished to Penn Series by Sub-Adviser or any affiliate, Sub-Adviser does not assume responsibility for the preparation, contents and distribution of the prospectuses for Penn Series, for complying with any applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, or any other laws, rules and regulations of governmental authorities having jurisdiction over Penn Series.

     16. Limitation of Liability. Neither Sub-Adviser nor any of its affiliates, their respective officers, directors, employees or agents, or any person performing executive, administrative, trading, or other functions for Penn Series (at the direction or request of Sub-Adviser), or Sub-Adviser or its affiliates in connection with the discharge of obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by Penn Series in connection with the matters to which this Agreement relates, except for such error, mistake or loss resulting from willful misfeasance, bad faith, negligence or willful misconduct in the performance of its, his or her duties on behalf of Penn Series or constituting or resulting from a failure to comply with any term of this Agreement. Sub-Adviser shall not be responsible for any loss incurred by reason of any act or omission of the Custodian or of any broker, dealer, underwriter or issuer selected by Sub-Adviser with reasonable care.

     17. Obligations of Adviser and Sub-Adviser. It is expressly agreed that the obligations of Adviser and Sub-Adviser hereunder shall not be binding upon any of their directors, shareholders, nominees, officers, agents or employees, personally. The execution and delivery of this Agreement have been authorized in accordance with the governing documents of each party and in accordance with applicable law, and shall be signed by an authorized officer of each party, acting as such, and shall be binding on each party.

     18. Indemnification by Adviser. Adviser will indemnify and hold Sub-Adviser harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Sub-Adviser resulting from: (i) any action or omission of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon instructions reasonably believed by Sub-Adviser or any affiliated corporation to have been executed by an individual who has been identified in writing by Penn Series as a duly authorized officer of Penn Series or Adviser; (ii) any action of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement upon information provided by Penn Series or Adviser in form and under policies agreed to by Sub-Adviser and Penn Series or Adviser. Sub-Adviser shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Sub-Adviser or its affiliates, agents or contractors, or constituting a failure by Sub-Adviser or any affiliate to comply with any term of this Agreement. Prior to the confession of any claim against Adviser which may be subject to this indemnification, Sub-Adviser shall give Adviser reasonable opportunity to defend against said claim in its own name or in the name of Sub-Adviser.

     19. Indemnification by Sub-Adviser. Sub-Adviser will indemnify and hold harmless Penn Series and Adviser from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Penn Series and Adviser and resulting from any claim, demand, action or suit arising out of Sub-Adviser's or any affiliate's failure to comply with any term of this Agreement or which arise out of the willful misfeasance, bad faith, negligence or misconduct of Sub-Adviser, its affiliates, their agents or contractors. Neither Penn Series nor Adviser shall be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Penn Series or Adviser, or their agents or contractors or constituting a failure by Adviser to comply with any term of this Agreement; provided, that such negligence or misconduct is not attributable to Sub-Adviser or any person that is an affiliate of Sub-Adviser or an affiliate of an affiliate of Sub-Adviser. Prior to confessing any claim against it which may be subject to this indemnification, Adviser shall give Sub-Adviser reasonable opportunity to defend against said claim in its own name or in the name of Adviser. For purposes of this Section 19 and of Section 18 hereof, no broker or dealer shall be deemed to be acting as agent or contractor of Sub-Adviser or any affiliate of Sub-Adviser, in effecting or executing any portfolio transaction for the Fund.

     20. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     21. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect until two years from date of execution. Thereafter, this Agreement shall continue in effect from year to year with respect to each Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board of Directors of Penn Series, or by a vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund and (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of Penn Series who are not parties to this Agreement or interested persons of any such party. Sub-Adviser shall furnish to Penn Series, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement with respect to each Fund or any extension, renewal or amendment hereof.

     22. Amendment and Assignment of Agreement. This Agreement may not be amended or assigned without the written consent of the parties hereto, and without the affirmative vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the affected Fund, and, without affecting any claim for damages or other right that any party hereto may have as a result thereof, this Agreement shall automatically and immediately terminate in the event of its assignment.

     23. Termination of Agreement. This Agreement may be terminated by Adviser, Penn Series or by Sub-Adviser, with respect to a Fund, without payment of any penalty, upon 60 days' prior notice in writing from Penn Series to Sub-Adviser, or upon 90 days' prior notice in writing from Sub-Adviser to Penn Series; provided, that in the case of termination by Adviser or Penn Series, such action shall have been authorized by resolution of a majority of its directors who are not interested persons of any party to this Agreement, or by vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the affected Fund.

     24.  Miscellaneous.

          A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          B. Interpretation. Nothing herein contained shall be deemed to require Penn Series to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of Penn Series of its responsibility for and control of the conduct of the affairs of Penn Series.

          C. Definitions. Any question of interpretation of any terms or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used herein, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

          D. Notice. Notice under the Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the addressed party at such address as such party may designate for the receipt of such notices. Until further notice, it is agreed that for this purpose the address of Adviser is Independence Capital Management, Inc., 600 Dresher Road, Horsham, PA 19044,
          Attention: President, and that of Sub-Adviser is T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202,
          Attention: General Counsel.

          E. State Law. The Agreement shall be construed and enforced in accordance with and governed by the laws of Maryland except where such state laws have been preempted by Federal law.

          F. Counterparts. This Agreement may be entered into in counterparts, each of which when so executed and delivered shall be deemed to be an original, and together shall constitute one document.

          G. Entire Agreement; Severability. This Agreement is the entire agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements and understandings regarding the subject matter hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

          H. No Third Party Beneficiaries. Neither party intends for this Agreement to benefit any third-party not expressly named in this Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


Attest:                                  INDEPENDENCE CAPITAL
                                         MANAGEMENT, INC.

                                         By:
-----------------------------               ------------------------------
     Secretary


Attest:                                  T. ROWE PRICE ASSOCIATES, INC.


                                         By:
-----------------------------               ------------------------------
     Secretary

                                   EXHIBIT C
 [FORM OF SUB-ADVISORY AGREEMENT BETWEEN INDEPENDENCE CAPITAL MANAGEMENT, INC.
                      AND T. ROWE PRICE ASSOCIATES, INC.]

                       INVESTMENT SUB-ADVISORY AGREEMENT

                                    Between

                     INDEPENDENCE CAPITAL MANAGEMENT, INC.

                                      and

                         T. ROWE PRICE ASSOCIATES, INC.

                                  Relating to

                             FLEXIBLY MANAGED FUND
                              HIGH YIELD BOND FUND


     INVESTMENT SUB-ADVISORY AGREEMENT, made as of May 1, 1998 by and between INDEPENDENCE CAPITAL MANAGEMENT, INC. ("Adviser"), a corporation organized and existing under the laws of the State of Pennsylvania, and T. ROWE PRICE ASSOCIATES, INC. ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Maryland.

                                  WITNESSETH:

     WHEREAS, Penn Series Funds, Inc. ("Penn Series") is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the "Act"), and is authorized to issue shares in separate series with each series representing interests in a separate fund of securities and other assets; and

     WHEREAS, Adviser and Sub-Adviser are engaged principally in the business of rendering investment advisory services and are registered as investment advisers under the federal Investment Advisers Act of 1940, as amended; and

     WHEREAS, Adviser renders investment advisory services to Penn Series pursuant to an investment advisory agreement entered into by Penn Series and Adviser;

     WHEREAS, Adviser desires Sub-Adviser to render investment sub-advisory services to Penn Series in the manner and on the terms and conditions hereinafter set forth; and Sub-Adviser desires to render such services, in such manner and under such terms;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. Investment Sub-Advisory Services. Sub-Adviser shall serve as investment sub-adviser and shall supervise and direct the investments of the Value Equity and Small Capitalization Funds (each a "Fund" and together the "Funds"), and to exercise all rights incidental to ownership in accordance with the investment objectives, program and restrictions applicable to the Funds as provided in Penn Series' Prospectus and Statement of Additional Information ("SAI"), as amended from time to time, and such other limitations as may be imposed by law or as Penn Series or Adviser may impose with notice in writing to Sub-Adviser. To enable Sub-Adviser to fully exercise its discretion, Adviser hereby appoints Sub-Adviser as agent and attorney-in-fact for the Funds with full power and authority to buy, sell and otherwise deal in securities and contracts for the Funds. No investment will be made by Sub-Adviser for a Fund if that investment would violate the investment objectives, or investment restrictions or limitations of a Fund set out in the Prospectus and the SAI delivered to the Sub-Adviser and as may be amended and delivered to Sub-Adviser in the future. Sub-Adviser shall not take custody of any assets of Penn Series, but shall issue settlement instructions to the custodian designated by Penn Series (the "Custodian"). Sub-Adviser shall, in its discretion, obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Funds in a manner consistent with the investment objectives of the Funds. In furtherance of this duty, Sub-Adviser, as agent and attorney-in-fact with respect to Adviser and Penn Series, is authorized, in its discretion and without prior consultation with Adviser or Penn Series, to:

     (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

     (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as Sub-Adviser may select, in conformance with the provisions of Paragraph 4 herein; and

     (iii)   take such other actions Sub-Adviser deems to be appropriate;

provided, however, that Sub-Adviser shall make no investment for the Funds that would violate the objectives, investment program, or restrictions or limitations of the Funds.

     2. Accounting and Related Services. Sub-Adviser agrees to cooperate with the Accounting Services Agent appointed by Penn Series pursuant to the Accounting Services Agreement entered into by Penn Series and the Accounting Services Agent. As requested from time to time, Sub-Adviser shall provide Penn Series and its Accounting Services Agent with such information as may be reasonably necessary to properly account for financial transactions with respect to the Fund.

3.        Fees.

          A. Payment of Fees. For the services Sub-Adviser renders to Penn Series under this Agreement, Adviser will pay Sub-Adviser fees based on the average daily net assets of each Fund.

          B. Fee Rates. The fee rates, based on the average daily net assets of each Fund, shall be as follows:

               0.40% with respect to the first $50,000,000 of the combined total average daily net assets of the two Funds;

               0.35% with respect to the next $200,000,000 of the combined total average daily net assets of the two Funds;

               0.30% with respect to the combined total average daily net assets of the two Funds in excess of $250,000,000.

          C. Method of computation. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to Sub-Adviser as of the first business day of the next succeeding calendar month. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate applicable to the Fund as set forth above, and multiplying this product by the net assets of the Fund. A Fund's net assets, for purposes of the calculations described above, will be determined in accordance with Penn Series' Prospectus and Statement of Additional Information as of the close of business on the most recent previous business day on which Penn Series was open for business. If this Agreement is terminated before the end of the month, the fee for the period from the beginning of such month to the date of termination shall be prorated based upon services provided through the date of termination.

          D. Expense Limitation. The expense limitation of each Fund, as a percentage of the Fund's average daily net assets, is 0.90%. To the extent that a Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and accounting, administrative and corporate services fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund in an amount up to and including .10% of the average daily net assets of the Fund, such excess amount shall be a liability of Sub-Adviser to Adviser. The liability (if any) of Sub-Adviser to pay Adviser such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Sub-Adviser to pay Adviser such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month, there is no liability of Sub-Adviser to pay Adviser such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by Sub-Adviser and shall be payable by Adviser to Sub-Adviser along with the advisory fee payable to Sub-Adviser for that month.

     4.   Brokerage.   In executing portfolio transactions and selecting brokers
or dealers for the Funds, Sub-Adviser will use its best efforts to seek the best price and the most favorable execution of its orders. In assessing the best price and the most favorable execution for any transaction, Sub-Adviser shall consider the breadth of the market in the security, the price of the security, the skill, financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any. Where best price and most favorable execution will not be compromised, Sub-Adviser may take into account the research and related services that the broker has provided to the Funds or the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Funds or be in breach of any obligation owing to the Funds under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Funds to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, or as described from time to time in the Penn Series' Prospectus and Statement of Additional Information. In addition, Sub-Adviser is authorized to take into account the sale of variable contracts which are invested in Penn Series shares in allocating to brokers or dealers purchase and sale orders for portfolio securities, provided that Sub-Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms. Sub-Adviser shall advise Penn Series' Board of Directors, when requested, as to all payments of commissions and as to its brokerage policies and practices and shall follow such instructions with respect thereto as may be given by Penn Series' board.

     5. Use of the Services of Others. Sub-Adviser may (at its cost except as contemplated by Section 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Penn Series, Adviser or itself, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Penn Series and Adviser, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser.

     6. Personnel, Office Space, and Facilities. Sub-Adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as it, or any affiliated corporation of Sub-Adviser, requires in the performance of services under this Agreement.

     7. Ownership of Software and Related Material. All computer programs, magnetic tapes, written procedures and similar items developed and used by Sub-Adviser or any affiliate in performance of this Agreement are the property of Sub-Adviser and will not become the property of Penn Series or Adviser.

     8. Reports to Penn Series and Cooperation with Accountants. Sub-Adviser, and any affiliated corporation of Sub-Adviser performing services for Adviser and Penn Series described in this Agreement, shall furnish to or place at the disposal of Penn Series and Adviser, such information, reports, evaluations, analyses and opinions as Penn Series and Adviser may, at any time or from time to time, reasonably request or as Sub-Adviser may deem helpful, to reasonably ensure compliance with applicable laws and regulations or for any other purpose. Sub-Adviser and its affiliates shall cooperate with Penn Series' independent public accountants and take all reasonable action in the performance of services and obligations under this Agreement to assure that the information needed by such accountants is made available to them for the expression of their opinion without any qualification as to the scope of their examination, including, but not limited to, their opinion included in Penn Series' annual report under the Act and annual amendment to Penn Series' registration statement under the Act.

     9. Reports to Sub-Adviser. Penn Series and/or Adviser shall furnish or otherwise make available to Sub-Adviser such prospectuses, statements of additional information, financial statements, proxy statements, reports, and other information relating to the business and affairs of Penn Series, as Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     10. Ownership of Records. All records required to be maintained and kept current by Penn Series pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and that are maintained and kept current by Sub-Adviser or any affiliated corporation of Sub-Adviser on behalf of Penn Series are the property of Penn Series. Such records will be preserved by Sub-Adviser itself or through an affiliated corporation for the periods prescribed in Rule 3la-2 under the Act, where applicable, or in such other applicable rules that may be adopted time under the Act. Such records may be inspected by representatives of Penn Series and Adviser at reasonable times and, in the event of termination of this Agreement, will be promptly delivered to Adviser and Penn Series upon request.

     11. Services to Other Clients. Nothing herein contained shall limit the freedom of Sub-Adviser or any affiliated person of Sub-Adviser to render investment supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect as to the Funds, or until Sub-Adviser shall otherwise consent, Sub-Adviser shall be the only investment sub-adviser to the Fund. It is understood that Sub-Adviser may give advice and take action for its other clients which may differ from advice given, or the timing or nature of action taken, for a Fund. Sub-Adviser is not obligated to initiate transactions for a Fund in any security which Sub-

Adviser , its principals, affiliates or employees may purchase or sell for its or their own accounts or other clients.

     12. Confidential Relationship. Information furnished by Penn Series or by one party to another, including Penn Series' or a party's respective agents and employees, is confidential and shall not be disclosed to third parties unless required by law. Sub-Adviser, on behalf of itself and its affiliates and representatives, agrees to keep confidential all records and other information relating to Adviser or Penn Series (as the case may be), except after prior notification to and approval in writing by Adviser or Penn Series (as the case may be), which approval shall not be unreasonably withheld, and may not be withheld, where Sub-Adviser or any affiliate may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when so requested by Adviser and Penn Series.

     13. Proxies. Subject to such oversight by Penn Series as the Board of Directors of Penn Series shall deem appropriate, Sub-Adviser shall vote proxies solicited by or with respect to the issuers of securities held in a Fund.

     14. Instructions, Opinion of Counsel and Signatures. At any time Sub-Adviser may apply to an officer of Penn Series for instructions, and may consult legal counsel for Penn Series, in respect of any matter arising in connection with this Agreement, and Sub-Adviser shall not be liable for any action taken or omitted by it or by any affiliate in good faith in accordance with such instructions or with the advice or opinion of Penn Series' legal counsel. Sub-Adviser and its affiliates shall be protected in acting upon any instruction, advice, or opinion provided by Penn Series or its legal counsel and upon any other paper or document delivered by Penn Series or its legal counsel believed by Sub-Adviser to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any officer or agent of Penn Series, until receipt of written notice thereof from Penn Series. Sub-Adviser shall inform Adviser of all applications to Penn Series for instructions and all consultations with legal counsel for Penn Series at the time of such application or consultation.

     15. Compliance with Governmental Rules and Regulations. Except as such responsibility may be placed upon Sub-Adviser or any affiliate by the terms of this Agreement, and except for the accuracy of information furnished to Penn Series by Sub-Adviser or any affiliate, Sub-Adviser does not assume responsibility for the preparation, contents and distribution of the prospectuses for Penn Series, for complying with any applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, or any other laws, rules and regulations of governmental authorities having jurisdiction over Penn Series.

     16. Limitation of Liability. Neither Sub-Adviser nor any of its affiliates, their respective officers, directors, employees or agents, or any person performing executive, administrative, trading, or other functions for Penn Series (at the direction or request of Sub-Adviser), or Sub-Adviser or its affiliates in connection with the discharge of obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by Penn Series in connection with the matters to which this Agreement relates, except for such error, mistake or loss resulting from willful misfeasance, bad faith, negligence or willful misconduct in the performance of its, his or her duties on behalf of Penn Series or constituting or resulting from a failure to comply with any term of this Agreement. Sub-Adviser shall not be responsible for any loss incurred by reason of any act or omission of the Custodian or of any broker, dealer, underwriter or issuer selected by Sub-Adviser with reasonable care.

          17. Obligations of Adviser and Sub-Adviser. It is expressly agreed that the obligations of Adviser and Sub-Adviser hereunder shall not be binding upon any of their directors, shareholders, nominees, officers, agents or employees, personally. The execution and delivery of this Agreement have been authorized in accordance with the governing documents of each party and in accordance with applicable law, and shall be signed by an authorized officer of each party, acting as such, and shall be binding on each party.

          18. Indemnification by Adviser. Adviser will indemnify and hold Sub-Adviser harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Sub-Adviser resulting from: (i) any action or omission of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon instructions reasonably believed by Sub-Adviser or any affiliated corporation to have been executed by an individual who has been identified in writing by Penn Series as a duly authorized officer of Penn Series or Adviser; (ii) any action of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement upon information provided by Penn Series or Adviser in form and under policies agreed to by Sub-Adviser and Penn Series or Adviser. Sub-Adviser shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Sub-Adviser or its affiliates, agents or contractors, or constituting a failure by Sub-Adviser or any affiliate to comply with any term of this Agreement. Prior to the confession of any claim against Adviser which may be subject to this indemnification, Sub-Adviser shall give Adviser reasonable opportunity to defend against said claim in its own name or in the name of Sub-Adviser.

          19. Indemnification by Sub-Adviser. Sub-Adviser will indemnify and hold harmless Penn Series and Adviser from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Penn Series and Adviser and resulting from any claim, demand, action or suit arising out of Sub-Adviser's or any affiliate's failure to comply with any term of this Agreement or which arise out of the willful misfeasance, bad faith, negligence or misconduct of Sub-Adviser, its affiliates, their agents or contractors. Neither Penn Series nor Adviser shall be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Penn Series or Adviser, or their agents or contractors or constituting a failure by Adviser to comply with any term of this Agreement; provided, that such negligence or misconduct is not attributable to Sub-Adviser or any person that is an affiliate of Sub-Adviser or an affiliate of an affiliate of Sub-Adviser. Prior to confessing any claim against it which may be subject to this indemnification, Adviser shall give Sub-Adviser reasonable opportunity to defend against said claim in its own name or in the name of Adviser. For purposes of this Section 19 and of Section 18 hereof, no broker or dealer shall be deemed to be acting as agent or contractor of Sub-Adviser or any affiliate of Sub-Adviser, in effecting or executing any portfolio transaction for the Fund.

          20. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

          21. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect until two years from date of execution. Thereafter, this Agreement shall continue in effect from year to year with respect to each Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board of Directors of Penn Series, or by a vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund and (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of Penn Series who are not parties to this Agreement or interested persons of any such party. Sub-Adviser shall furnish to Penn Series, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement with respect to each Fund or any extension, renewal or amendment hereof.

          22. Amendment and Assignment of Agreement. This Agreement may not be amended or assigned without the written consent of the parties hereto, and without the affirmative vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the affected Fund, and, without affecting any claim for damages or other right that any party hereto may have as a result thereof, this Agreement shall automatically and immediately terminate in the event of its assignment.

          23. Termination of Agreement. This Agreement may be terminated by Adviser, Penn Series or by Sub-Adviser, with respect to a Fund, without payment of any penalty, upon 60 days' prior notice in writing from Adviser to Sub-Adviser, or upon 90 days' prior notice in writing from Sub-Adviser to Adviser; provided, that in the case of termination by Adviser or Penn Series, such action shall have been authorized by resolution of a majority of its directors who are not interested persons of any party to this Agreement, or by vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the affected Fund.

          24.  Miscellaneous.

               A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

               B. Interpretation. Nothing herein contained shall be deemed to require Penn Series to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of Penn Series of its responsibility for and control of the conduct of the affairs of Penn Series.

               C. Definitions. Any question of interpretation of any terms or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used herein, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

               D. Notice. Notice under the Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the addressed party at such address as such party may designate for the receipt of such notices. Until further notice, it is agreed that for this purpose the address of Adviser is Independence Capital Management, Inc., 600 Dresher Road, Horsham, PA 19044, Attention: President, and that of Sub-Adviser is OpCap Advisors, 1 World Financial Center, New York, New York 10281,
          Attention: President.

               E. State Law. The Agreement shall be construed and enforced in accordance with and governed by the laws of Maryland except where such state laws have been preempted by Federal law.

               F. Counterparts. This Agreement may be entered into in counterparts, each of which when so executed and delivered shall be deemed to be an original, and together shall constitute one document.

               G. Entire Agreement; Severability. This Agreement is the entire agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements and understandings regarding the subject matter hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

               H. No Third Party Beneficiaries. Neither party intends for this Agreement to benefit any third-party not expressly named in this Agreement.

               I. Changes in Sub-Adviser Organization. The Sub-Adviser agrees to notify the Adviser within a reasonable period of time regarding a material change in the members of Sub-Adviser.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


Attest:                                  INDEPENDENCE CAPITAL
                                         MANAGEMENT, INC.

                                         By:
---------------------------                 ---------------------------
     Secretary


Attest:                                  OPCAP ADVISORS


                                         By:
---------------------------                 ---------------------------
     Secretary

                                   EXHIBIT D
 [FORM OF SUB-ADVISORY AGREEMENT BETWEEN INDEPENDENCE CAPITAL MANAGEMENT, INC.
                             AND VONTOBEL USA INC.]

                       INVESTMENT SUB-ADVISORY AGREEMENT

                                    Between

                     INDEPENDENCE CAPITAL MANAGEMENT, INC.

                                      and

                               VONTOBEL USA INC.

                                  Relating to

                           INTERNATIONAL EQUITY FUND


     INVESTMENT SUB-ADVISORY AGREEMENT, made as of May 1, 1998 by and between INDEPENDENCE CAPITAL MANAGEMENT, INC. ("Adviser"), a corporation organized and existing under the laws of the State of Pennsylvania, and VONTOBEL USA INC. ("Sub-Adviser"), a corporation organized and existing under the laws of the State of New York.

                                  WITNESSETH:

     WHEREAS, Penn Series Funds, Inc. ("Penn Series") is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the "Act"), and is authorized to issue shares in separate series with each series representing interests in a separate fund of securities and other assets; and

     WHEREAS, Adviser and Sub-Adviser are engaged principally in the business of rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, Adviser is authorized to render investment advisory services to Penn Series and to enter into a sub-advisory agreement with Sub-Adviser for the rendering of investment advisory services by Sub-Adviser to Penn Series;

     WHEREAS, Adviser desires Sub-Adviser to render investment sub-advisory services to Penn Series in the manner and on the terms and conditions hereinafter set forth; and Sub-Adviser desires to render such services, in such manner and under such terms;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. Investment Sub-Advisory Services. Sub-Adviser shall serve as investment sub-adviser and shall supervise and direct the cash, securities and other assets of the International Equity Fund (the "Fund"), and to exercise all rights incidental to ownership in accordance with the investment objectives, program and restrictions applicable to the Fund as provided in Penn Series' Prospectus and Statement of Additional Information ("SAI"), as amended from time to time, and such other limitations as may be imposed by law or as Penn Series or Adviser may impose with notice in writing to Sub-Adviser. To enable Sub-Adviser to fully exercise its discretion, Adviser hereby appoints Sub-Adviser as agent and attorney-in-fact for the Fund with full power and authority to buy, sell and otherwise deal in securities and contracts for the Fund. No investment will be made by Sub-Adviser for the Fund if that investment would violate the investment objectives, investment program, or investment restrictions or limitations of the Fund set out in the Prospectus and the SAI previously delivered to the Sub-Adviser or to be delivered. Sub-Adviser shall not take custody of any assets of Penn Series, but shall issue settlement instructions to the custodian designated by Penn Series (the "Custodian"). Sub-Adviser shall, in its discretion, obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the investment objectives of the Fund. In furtherance of this duty, Sub-Adviser, as agent and attorney-in-fact with respect to Adviser and Penn Series, is authorized, in its discretion and without prior consultation with Adviser or Penn Series, to:

     (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

     (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as Sub-Adviser may select, in conformance with the provisions of Paragraph 4 herein; and

     (iii)    take such other actions Sub-Adviser deems to be appropriate;

provided, however, that Sub-Adviser shall make no investment for the Fund that would violate the investment objectives, investment program, or investment restrictions or limitations of the Fund.

     2. Accounting and Related Services. Sub-Adviser agrees to cooperate with the Accounting Services Agent appointed by Penn Series pursuant to the Accounting Services Agreement entered into by Penn Series and the Accounting Services Agent. As requested from time to time, Sub-Adviser shall provide Penn Series and its Accounting Services Agent with such information as may be reasonably necessary to properly account for financial transactions with respect to the Fund.

3.        Fees.

          A. Payment of Fee. For the services Sub-Adviser renders to Penn Series under this Agreement, Adviser will pay Sub-Adviser a fee based on the average daily net assets of the Fund.

          B.  Fee Rate.  The fee shall be paid at the rate of 0.50%

          C. Method of computation. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to Sub-Adviser as of the first business day of the next succeeding
          calendar month.   The daily fee will be computed by multiplying the
          fraction of one over the number of calendar days in the year by the annual rate applicable to the Fund as set forth above, and multiplying this product by the net assets of the Fund. A Fund's net assets, for purposes of the calculations described above, will be determined in accordance with Penn Series' Prospectus and Statement of Additional Information as of the close of business on the most recent previous business day on which Penn Series was open for business.

          D.  Expense Limitation.   The expense limitation of the Fund, as a
          percentage of average daily net assets, is 1.50%. To the extent that a Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and accounting, administrative and corporate services fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund in an amount up to and including .10% of the average daily net assets of the Fund, such excess amount shall be a liability of Sub-Adviser to Adviser.
          The liability (if any) of Sub-Adviser to pay Adviser such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Sub-Adviser to pay Adviser such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month, there is no liability of Sub-Adviser to pay Adviser such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by Sub-Adviser and shall be payable by Adviser to Sub-Adviser along with the advisory fee payable to Sub-Adviser for that month. In no circumstance shall the liability of Sub-Adviser under this Section 3D exceed the total amount of the sub-advisory fees payable to it hereunder in any given fiscal year.


     4.   Brokerage.   In executing portfolio transactions and selecting brokers
or dealers for the Fund, Sub-Adviser will use its best efforts to seek the best price and the most favorable execution of its orders. In assessing the best price and the most favorable execution for any transaction, Sub-Adviser shall consider the breadth of the market in the security, the price of the security, the skill, financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any. Where best price and most favorable execution will not be compromised, Sub-Adviser may take into account the research and related services that the broker has provided to Penn Series or the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, or as described from time to time in the Penn Series' Prospectus and Statement of Additional Information. In addition, Sub-Adviser is authorized to take into account the sale of variable contracts which are invested in Penn Series shares in allocating to brokers or dealers purchase and sale orders for portfolio securities, provided that Sub-Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms. Sub-Adviser shall advise Penn Series' Board of Directors, when requested, as to all payments of commissions and as to its brokerage policies and practices and shall follow such instructions with respect thereto as may be given by Penn Series' board.

     5.   Use of the Services of Others.     Sub-Adviser may (at its cost except
as contemplated by Section 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Penn Series, Adviser or itself, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Penn Series and Adviser, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser.

     6. Personnel, Office Space, and Facilities. Sub-Adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as it, or any affiliated corporation of Sub-Adviser, requires in the performance of services under this Agreement.

     7. Ownership of Software and Related Material. All computer programs, magnetic tapes, written procedures and similar items developed and used by Sub-Adviser or any affiliate in performance of this Agreement are the property of Sub-Adviser and will not become the property of Penn Series or Adviser.

     8. Reports to Penn Series and Cooperation with Accountants. Sub-Adviser, and any affiliated corporation of Sub-Adviser performing services for Adviser and Penn Series described in this Agreement, shall furnish to or place at the disposal of Penn Series and Adviser, such information, reports, evaluations, analyses and opinions as Penn Series and Adviser may, at any time or from time to time, reasonably request or as Sub-Adviser may deem helpful, to reasonably ensure compliance with applicable laws and regulations or for any other purpose. Sub-Adviser and its affiliates shall cooperate with Penn Series' independent public accountants and take all reasonable action in the performance of services and obligations under this Agreement to assure that the information needed by such accountants is made available to them for the expression of their opinion without any qualification as to the scope of their examination, including, but not limited to, their opinion included in Penn Series' annual report under the Act and annual amendment to Penn Series' registration statement under the Act.

          9. Reports to Sub-Adviser. Penn Series and/or Adviser shall furnish or otherwise make available to Sub-Adviser such prospectuses, statements of additional information, financial statements, proxy statements, reports, and other information relating to the business and affairs of Penn Series as Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

          10. Ownership of Records. All records required to be maintained and kept current by Penn Series pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and that are maintained and kept current by Sub-Adviser or any affiliated corporation of Sub-Adviser on behalf of Penn Series are the property of Penn
Series.    Such records will be preserved by Sub-Adviser itself or through an affiliated corporation for the periods prescribed in Rule 3la-2 under the Act, where applicable, or in such other applicable rules that may be adopted time under the Act. Such records may be inspected by representatives of Penn Series and Adviser at reasonable times and, in the event of termination of this Agreement, will be promptly delivered to Adviser and Penn Series upon request.

          11. Services to Other Clients. Nothing herein contained shall limit the freedom of Sub-Adviser or any affiliated person of Sub-Adviser to render investment supervisory and other services to other investment companies, to act as investment advisor or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect as to Fund, or until Sub-Adviser shall otherwise consent, Sub-Adviser shall be the only investment sub-adviser to the Fund. It is understood that Sub-Adviser may give advice and take action for its other clients which may differ from advice given, or the timing or nature of action taken, for a Fund. Sub-Adviser is not obligated to initiate transactions for the Fund in any security which Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or other clients.

          12. Confidential Relationship. Information furnished by Penn Series or by one party to another, including Penn Series' or a party's respective agents and employees, is confidential and shall not be disclosed to third parties unless required by law. Sub-Adviser, on behalf of itself and its affiliates and representatives, agrees to keep confidential all records and other information relating to Adviser or Penn Series (as the case may be), except after prior notification to and approval in writing by Adviser or Penn Series (as the case may be), which approval shall not be unreasonably withheld, and may not be withheld, where Sub-Adviser or any affiliate may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when so requested by Adviser and Penn Series.

     13. Proxies. Subject to such oversight by Penn Series as the Board of Directors of Penn Series shall deem appropriate, Sub-Adviser shall vote proxies solicited by or with respect to the issuers of securities held in a Fund.

     14. Instructions, Opinion of Counsel and Signatures. At any time Sub-Adviser may apply to an officer of Penn Series for instructions, and may consult legal counsel for Penn Series, in respect of any matter arising in connection with this Agreement, and Sub-Adviser shall not be liable for any action taken or omitted by it or by any affiliate in good faith in accordance with such instructions or with the advice or opinion of Penn Series' legal counsel. Sub-Adviser and its affiliates shall be protected in acting upon any instruction, advice, or opinion provided by Penn Series or its legal counsel and upon any other paper or document delivered by Penn Series or its legal counsel believed by Sub-Adviser to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any officer or agent of Penn Series, until receipt of written notice thereof from Penn Series. Sub-Adviser shall inform Adviser of all applications to Penn Series for instructions and all consultations with legal counsel for Penn Series at the time of such application or consultation.

     15. Compliance with Governmental Rules and Regulations. Except as such responsibility may be placed upon Sub-Adviser or any affiliate by the terms of this Agreement, and except for the accuracy of information furnished to Penn Series by Sub-Adviser or any affiliate, Sub-Adviser does not assume responsibility for the preparation, contents and distribution of the prospectuses for Penn Series, for complying with any applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, or any other laws, rules and regulations of governmental authorities having jurisdiction over Penn Series.

     16. Limitation of Liability. Neither Sub-Adviser nor any of its affiliates, their respective officers, directors, employees or agents, or any person performing executive, administrative, trading, or other functions for Penn Series (at the direction or request of Sub-Adviser), or Sub-Adviser or its affiliates in connection with the discharge of obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by Penn Series in connection with the matters to which this Agreement relates, except for such error, mistake or loss resulting from willful misfeasance, bad faith, negligence or willful misconduct in the performance of its, his or her duties on behalf of Penn Series or constituting or resulting from a failure to comply with any term of this Agreement. Sub-Adviser shall not be responsible for any loss incurred by reason of any act or omission of the Custodian, Transfer Agent, Accounting Services Agent, or other third party with which the Fund has a contractual arrangement, or of any broker, dealer, underwriter or issuer selected by Sub-Adviser with reasonable care.

     17. Obligations of Adviser and Sub-Adviser. It is expressly agreed that the obligations of Adviser and Sub-Adviser hereunder shall not be binding upon any of their directors, shareholders, nominees, officers, agents or employees, personally. The execution and delivery of this Agreement have been authorized in accordance with the governing documents of each party and in accordance with applicable law, and shall be signed by an authorized officer of each party, acting as such, and shall be binding on each party.

     18. Indemnification by Adviser. Adviser will indemnify and hold Sub-Adviser harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Sub-Adviser resulting from: (i) any action or omission of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon instructions reasonably believed by Sub-Adviser or any affiliated corporation to have been executed by an individual who has been identified in writing by Penn Series as a duly authorized officer of Penn Series or Adviser; (ii) any action of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement upon information provided by Penn Series or Adviser in form and under policies agreed to by Sub-Adviser and Penn Series or Adviser. Sub-Adviser shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Sub-Adviser or its affiliates, agents or contractors, or constituting a failure by Sub-Adviser or any affiliate to comply with any term of this Agreement. Prior to the confession of any claim against Adviser which may be subject to this indemnification, Sub-Adviser shall give Adviser reasonable opportunity to defend against said claim in its own name or in the name of Sub-Adviser.

     19. Indemnification by Sub-Adviser. Sub-Adviser will indemnify and hold harmless Penn Series and Adviser from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Penn Series and Adviser and resulting from any claim, demand, action or suit arising out of Sub-Adviser's or any affiliate's failure to comply with any term of this Agreement or which arise out of the willful misfeasance, bad faith, negligence or misconduct of Sub-Adviser, its affiliates, their agents or contractors. Neither Penn Series nor Adviser shall be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Penn Series or Adviser, or their agents or contractors or constituting a failure by Adviser to comply with any term of this Agreement; provided, that such negligence or misconduct is not attributable to Sub-Adviser or any person that is an affiliate of Sub-Adviser or an affiliate of an affiliate of Sub-Adviser. Prior to confessing any claim against it which may be subject to this indemnification, Adviser shall give Sub-Adviser reasonable opportunity to defend against said claim in its own name or in the name of Adviser. For purposes of this Section 19 and of Section 18 hereof, no broker or dealer or any third party with which the Fund has a contractual arrangement and with which Sub-Adviser is obligated to cooperate under the terms of this Agreement, shall be deemed to be acting as agent or contractor of Sub-Adviser or any affiliate of Sub-Adviser, in effecting or executing any portfolio transaction for the Fund.

     20. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     21. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect until two years from date of execution. Thereafter, this Agreement shall continue in effect from year to year with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board of Directors of Penn Series, or by a vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund and (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of Penn Series who are not parties to this Agreement or interested persons of any such party. Sub-Adviser shall furnish to Penn Series, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement with respect to the Fund or any extension, renewal or amendment hereof.

     22. Amendment and Assignment of Agreement. This Agreement may not be amended or assigned without the written consent of the parties hereto, and without the affirmative vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund and, without affecting any claim for damages or other right that any party hereto may have as a result thereof, this Agreement shall automatically and immediately terminate in the event of its assignment.

     23. Termination of Agreement. This Agreement may be terminated by Adviser, Penn Series or by Sub-Adviser, without payment of any penalty, upon 60 days' prior notice in writing from Adviser to Sub-Adviser, or upon 90 days' prior notice in writing from Sub-Adviser to Adviser; provided, that in the case of termination by Adviser or Penn Series, such action shall have been authorized by resolution of a majority of its directors who are not interested persons of any party to this Agreement, or by vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund.

     24.  Miscellaneous.

          A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          B. Interpretation. Nothing herein contained shall be deemed to require Penn Series to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of Penn Series of its responsibility for and control of the conduct of the affairs of Penn Series.

          C. Definitions. Any question of interpretation of any terms or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the

          Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used herein, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

          D. Notice. Notice under the Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the addressed party at such address as such party may designate for the receipt of such notices. Until further notice, it is agreed that for this purpose the address of Adviser is Independence Capital Management, Inc., 600 Dresher Road, Horsham, PA 19044,
          Attention: President, and that of Sub-Adviser is Vontobel USA Inc., 450 Park Avenue, New York, New York 10022, Attention: Chief Executive Officer.

          E. State Law. The Agreement shall be construed and enforced in accordance with and governed by the laws of Pennsylvania except where such state laws have been preempted by Federal law.

          F. Counterparts. This Agreement may be entered into in counterparts, each of which when so executed and delivered shall be deemed to be an original, and together shall constitute one document.

          G. Entire Agreement; Severability.   This Agreement is the entire
          agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements and understandings regarding the subject matter hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

          H. No Third Party Beneficiaries. Neither party intends for this Agreement to benefit any third-party not expressly named in this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


Attest:                                  INDEPENDENCE CAPITAL
                                         MANAGEMENT, INC.

                                         By:
----------------------------                -----------------------------
     Secretary


Attest:                                  VONTOBEL USA INC.


                                         By:
---------------------------                 ----------------------------
     Secretary

                                    ANNEX A

                             FUNDS WITH OBJECTIVES
                          SIMILAR TO VALUE EQUITY AND
                           SMALL CAPITALIZATION FUNDS

     The following tables indicate the name, net assets, contractual advisory fee and net advisory fee after fee waiver and/or expense reimbursement for the last fiscal year for other registered investment companies managed by OpCap.

     OpCap Advisors is the manager or sub-adviser to the registered investment companies listed below. These investment companies have similar investment objectives to either the Value Equity Fund or the Small Capitalization Fund.

                              Approximate Net
                                   Assets
Fund                          (as of 2/19/98)           Advisory Fee Rate
----                          ----------------          -----------------
Oppenheimer Quest Value         $1,279,482,378          1.0% on the first $400
 Fund, Inc.                                             million; .90% on the next $400
                                                        million; .85% of net assets
                                                        between $800 million but less
                                                        than $4 billion; .80% in
                                                        assets over $4 billion but
                                                        less than $8 billion and .75%
                                                        on assets over $8 billion/(1)/

Oppenheimer Quest               $4,531,980,786          1.0% on the first $400
 Opportunity Value Fund                                 million; .90% on the next $400
                                                        million; .85% of net assets
                                                        between $800 million but less
                                                        than $4 billion; .80% in
                                                        assets over $4 billion but
                                                        less than $8 billion and .75%
                                                        on assets over $8 billion/(1)/

Oppenheimer Quest Small         $  338,701,814          1.0% on the first $400
 Cap Value Fund                                         million; .90% on the next $400
                                                        million; .85% of net assets in
                                                        excess of $800 million/(1)/

Oppenheimer Quest Officers      $    7,536,425          1.0% of its daily net
 Value Fund                                             assets/(1,2)/

Oppenheimer Quest Capital       $  282,444,019          1.0% on the first $400
 Value Fund, Inc.                                       million; .90% on the next $400
                                                        million; .85% of net assets in
                                                        excess of $800 million/(3)/

Enterprise Accumulation
 Trust:


                              Approximate Net
                                   Assets
Fund                          (as of 2/19/98)           Advisory Fee Rate
----                          ----------------          -----------------
Equity Portfolio                $  554,718,380          .40% on the first $1 billion;
                                                        and .30% on assets over $1
                                                         billion/(4)/
Managed Portfolio               $2,822,886,625          .40% on the first $1 billion;
                                                        .30% on assets over $1
                                                        billion; and .25% for assets
                                                        in excess of $2 billion/(4)/
Enterprise Group of Funds
Managed Portfolio               $  379,609,068          .40% on the first $100
                                                        million; .30% on assets in
                                                        excess of $100 million/(5)/

Equity Portfolio                $    5,994,866          .40% on the first $100
                                                        million; .30% on assets in
                                                        excess of $100 million/(5)/

Endeavor Series Trust:

Value Equity Portfolio          $  229,290,532          .40%/(6)/
Opportunity Value Portfolio     $   30,693,855          .40%/(6)/

WNL Series Trust:

Elite Value Asset               $   10,560,828          .40%/(7)/
 Allocation Portfolio

The Saratoga Advantage
 Trust:

Large Capitalization Value      $   36,136,150          .30%/(7)/
 Portfolio

OCC Accumulation Trust

Equity Portfolio                $   30,942,820          .80% of the first $400 million
                                                        of average net assets; .75% on
                                                        the next $400 million of
                                                        average net assets and .70% of
                                                        assets in excess of $800
                                                        million/(8)/

Small Cap Portfolio             $  124,525,840          .80% of the first $400 million
                                                        of average net assets; .75% on
                                                        the next $400 million of
                                                        average net assets and .70% of
                                                        assets in excess of $800
                                                        million/(8)/


                                   Assets
Fund                          (as of 2/19/98)           Advisory Fee Rate
----                          ----------------          -----------------
Managed Portfolio               $  544,970,118          .80% of the first $400 million
                                                        of average net assets; .75% on
                                                        the next $400 million of
                                                        average net assets and .70% of
                                                        assets in excess of $800
                                                        million/(8)/

_________________________

/(1)/ With respect to each of these funds, Oppenheimer Funds, Inc. ("OFI") is the investment adviser and OpCap Advisors is the sub-adviser. OFI pays OpCap Advisors monthly an annual fee based on the average daily net assets of the fund equal to 40% of the advisory fee collected by OFI based on the total net assets of the fund as of November 22, 1995 (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets of the fund that exceed the base amount.

/(2)/ OFI's advisory fee for the Oppenheimer Quest Officers Value Fund is 1.00%. However, effective August 1, 1996, OFI is waiving the portion of its management fee equal to what OFI would have ben required to pay OpCap as the sub-advisory fee and OpCap has agreed to waive its sub-advisory fee.

/(3)/ OFI is the investment adviser and OpCap Advisors is the sub-adviser. OFI pays OpCap a sub-advisory fee equal to 40% of the net advisory fee calculated by OFI for the fund based on the total net assets of the fund as of February 28, 1997 and remaining 120 days later (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets that exceed the base amount.

/(4)/ These fees are for investment advisory services only. Management services are provided to the portfolios by a third party, not OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee, on an annual basis, of 0.80% of the first $400 million of the average daily net assets; .75% on the next $400 million and .70% on assets above $800 million of each of the portfolios.

/(5)/ This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of .75% of the average daily net assets of the Portfolio.

/(6)/ This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee of OpCap Advisors, receives a management fee of .80% of average daily net assets of the portfolios.

/(7)/ This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of 0.65% of the average daily net assets of the portfolio.

/(8)/ OpCap Advisors will waive its management fee and reimburse expenses so that total operating expenses (net of any expense offsets and excluding the amount of any interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.00% of each Portfolio's average daily net assets

                                    ANNEX B

                           T. ROWE PRICE FUNDS WITH
                             OBJECTIVES SIMILAR TO
                  FLEXIBLY MANAGED AND HIGH YIELD BOND FUNDS

     T. Rowe Price acts as investment adviser to a registered investment company (the "Capital Appreciation Fund") having a similar investment objective and policies to those of the Flexibly Managed Fund. For its services to the Capital Appreciation Fund, T. Rowe Price is paid a management fee consisting of three elements: a "Group" Fee, an "Individual" Fund Fee and a Performance Fee Adjustment, based on the performance of the Capital Appreciation Fund relative to the Standard & Poor's 500 Stock Index (the "Index"). The "Group" Fee varies based on the combined net assets of certain funds distributed b T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Index Trust, T. Rowe Price Spectrum Funds and any institutional and private label mutual funds) (the "Combined Price Funds"). The fund pays, as a portion of the "Group" Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds. The Capital Appreciation Fund pays a flat "Individual" Fund Fee based on its net assets. The table below sets forth the current "Group" Fee rate at various asset levels of the Combined Price Funds.

                             .480% first $1 billion
                             .450% next $1 billion
                             .420% next $1 billion
                             .390% next $1 billion
                             .370% next $1 billion
                             .360% next $2 billion
                             .350% next $2 billion
                             .340% next $5 billion
                             .330% next $10 billion
                             .320% next $10 billion
                             .310% next $16 billion
                             .305% next $30 billion
                             .300% thereafter

     The Performance Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as follows: The Monthly Group Fee and Monthly Fund Fee are combined (the "Combined Fee") and are subject to a downward Performance Fee Adjustment until October 31, 1998, depending on the total return investment performance of the Fund relative to the total return performance of the Index during the previous thirty-six (36) months. Effective November 1, 1998, there will no longer be any Performance Fee Adjustment. The Performance Fee Adjustment is computed as of the end of each month and if any adjustments results, is subtracted from the Combined Fee. No Performance Fee Adjustment is made to the Combined Fee unless the investment performance ("Investment Performance") of the Capital Appreciation Fund (stated as a percent) is exceeded by the investment record ("Investment Record") of the Index (stated as a percent) by at least one full point. (The difference between the Investment Performance and Investment Record will be referred to as the Investment Performance Differential.) The Performance Fee Adjustment for any month is calculated by multiplying the rate of the Performance Fee Adjustment ("Performance Fee Adjustment") achieved for the 36-month period times the average daily net assets of the Capital Appreciation Fund for such 36-month period and dividing the product by 12. The Performance Fee Adjustment rate is calculated by multiplying the Investment Performance Differential (rounded downward to the nearest full point) times a factor of .02%. Regardless of the Investment Performance Differential, the Performance Fee Adjustment Rate shall not exceed (.30)%.

     T. Rowe Price also acts as investment sub-adviser to other registered investment companies ("Sub-advised Mutual Funds") having similar investment objectives and policies to those of the Flexibly Managed Fund. For this purpose, the Sub-advised Mutual Funds are mutual funds that are not sponsored by T. Rowe Price.

     The table below sets forth the name of each investment company having similar investment objectives and policies of the Flexibly Managed Fund, the annual rate of compensation (i.e., for the Price Funds, the "individual fee" charged by T. Rowe Price as a percentage of average daily net assets and, for the Sub-advised Mutual Funds, the fee T. Rowe Price is paid for its services as sub-adviser to the respective portfolio), and net assets as of 12/31/97.

Flexibly Managed Fund
---------------------

T. Rowe Price Advised           Investment      Annual Rate of    Net Assets as
 Mutual Fund                    Objective        Compensation      of 12/31/97
--------------------------------------------------------------------------------
T. Rowe Price                Long Term         .30%*              $1,059,900,000
Capital Appreciation Fund    Capital Growth
--------------------------------------------------------------------------------
Sub-advised Mutual Funds
--------------------------------------------------------------------------------
Ohio National Fund, Inc.     Capital Growth    .70% on first      $   59,300,000
Capital Appreciation                           $5 million in
Portfolio                                      assets
                                               .50% on assets
                                               in excess of $5
                                               million
--------------------------------------------------------------------------------
GCG Trust Fully Managed      Long Term Total   .50%               $  169,500,000
Series                       Return,
                             consistent with
                             Preservation of
                             Capital
--------------------------------------------------------------------------------

* Individual fund fee is subject to a performance adjustment.

     T. Rowe Price acts as investment adviser to a registered investment company (the "High Yield Fund") having a similar investment objective and policies to those of the High Yield Bond Fund. For its services to the High Yield Fund, T. Rowe Price is paid a management fee consisting of two elements: a "Group" Fee and an "Individual" Fund Fee. The "Group" fee varies based on the combined net assets of certain funds distributed by T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Index Trust, T. Rowe Price Spectrum Funds and any institutional and private label mutual funds) (the "Combined Price Funds"). The High Yield Fund pays, as a portion of the "Group" Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds. The High Yield Fund pays a flat "Individual" Fund Fee based on its net assets. The table below sets forth the current "Group" Fee rate at various asset levels of the Combined Price Funds.

                             .480% first $1 billion
                             .450% next $1 billion
                             .420% next $1 billion
                             .390% next $1 billion
                             .370% next $1 billion
                             .360% next $2 billion
                             .350% next $2 billion
                             .340% next $5 billion
                             .330% next $10 billion
                             .320% next $10 billion
                             .310% next $16 billion
                             .305% next $30 billion
                             .300% thereafter


     The table below sets forth the name of each investment company having similar investment objectives and policies of the High Yield Bond Fund, the annual rate of compensation (i.e., for the Price Funds, the "individual fee" charged by T. Rowe Price as a percentage of average daily net assets) and net assets as of 12/31/97.


High Yield Bond Fund
--------------------

T. Rowe Price Advised Fund     Investment     Annual Rate of   Net Assets as of
                                Objective      Compensation        12/31/97
--------------------------------------------------------------------------------
T. Rowe Price                High Current      .30%               $1,571,700,000
High Yield Fund              Income and
                             secondarily
                             capital
                             appreciation
--------------------------------------------------------------------------------

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
               Penn Mutual Variable Annuity Accounts I, II and III
                       Penn Mutual Variable Life Account I

                            Voting Instruction Form

                                     NOTE:
     The table below shows the shares of each Fund that are applicable to your variable annuity contract(s) and/or variable life insurance policy(ies) and the Proposals that are applicable to each Fund. Please provide voting instructions with respect to Proposals that are applicable to shares of Funds held under your contract(s) and/or policy(ies). Proposals 1 and 2 are applicable to all contracts and policies.

--------------------------------------------------------------------------------
                 FUND                SHARES HELD       APPLICABLE PROPOSALS

           Growth Equity Fund
            Value Equity Fund
    Small Capitalization Fund
         Emerging Growth Fund
        Flexibly Managed Fund
    International Equity Fund
            Quality Bond Fund
         High Yield Bond Fund
           Money Market  Fund
--------------------------------------------------------------------------------

     At the Special Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on April 16, 1998 and at any adjournments thereof, the undersigned owner of a variable annuity contract(s) and/or variable life insurance policy(ies) participating in one or more of the named separate accounts hereby instructs The Penn Mutual Life Insurance Company ("Penn Mutual") to vote shares of a Fund or Funds of the Company held under my contract(s) and/or policy(ies) on the proposals set forth in the Notice of Special Meeting and Proxy Statement that accompanied this Voting Instruction Form, and for any adjournments of the Meeting, in accordance with the instructions below.

     The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders scheduled to be held on April 16, 1998 and the accompanying Proxy Statement.

[X] Please mark your choices below like this on the applicable Proposals and sign and date below.

     If you wish to vote for or against all of the Proposals that are applicable to your contract(s) or policy(ies), mark your choice in the appropriate space immediately below in lieu of marking each applicable Proposal.

                            FOR [_]     AGAINST [_]


                                   PROPOSALS
                                   ---------

1.   Elect a Board of Directors of the Company.


           FOR [_]      WITHHOLD ALL [_]    WITHHOLD ALL EXCEPT [_]


Nominees:  Eugene Bay, Robert E. Chappell, James S. Greene, William H. Loesche,
           Jr., Lawrence L. Mast, Daniel J. Toran, M. Donald Wright

           To withhold authority to vote for specific nominees, mark "Withhold All Except" and write the nominees' name on the line below.

                   -----------------------------------------

2.   Approve Ernst & Young L.L.P. as the Company's Independent Auditors.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

           (Continued, and to be signed and dated on reverse side.)

                                   PROPOSALS
                                   ---------

3. Approve changes to the investment policies of the Flexibly Managed Fund to apply the Fund's 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of total assets.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

4. Approve changes in the investment policies of the High Yield Bond Fund to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of total assets.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

5. Approve changes to the investment policies of the Flexibly Managed and High Yield Bond Funds to permit each Fund to invest up to 15% of their respective net assets in illiquid securities and change the policies from fundamental to non-fundamental.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

6. Approve changes in the investment policies of the Flexibly Managed and High Yield Bond Funds to remove each Fund's investment policy limiting investments in securities of issuers which have been in operation for less than three years to 5% of the total assets of the Fund.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

7. Approve changes to the investment policies of the Flexibly Managed and High Yield Bond Funds to permit the Funds to invest in securities backed by real estate or in securities of companies engaged in the real estate business.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

8. Approve changes in the investment policies of the High Yield Bond Fund to permit the Fund to invest up to 10% of its assets in warrants to purchase common stocks and change the policy regarding warrants from fundamental to non-fundamental.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

9. Approve ICMI as investment adviser to the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond, and International Equity Funds and approve the proposed Investment Advisory Agreement between the Company, on behalf of the Funds, and ICMI.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

10. Approve OpCap as investment sub-adviser to the Value Equity Fund and Small Capitalization Funds, and approve the proposed Sub-Advisory Agreement between ICMI and OpCap.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

11. Approve T. Rowe Price as investment sub-adviser to the Flexibly Managed and High Yield Bond Funds, and approve the proposed Sub-Advisory Agreement between ICMI and T. Rowe Price.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

12. Approve Vontobel as investment sub-adviser to the International Equity Fund, and approve the proposed Sub-Advisory Agreement between ICMI and Vontobel.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]


     The shares will be voted as directed. Penn Mutual will vote on any other business that may properly come before the meeting, in the discretion of its management. These voting instructions are solicited by Penn Mutual.

                     Please date, sign and return promptly.

Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by an attorney, executor, adminstrator, trustee or guardian, please print your full title below your signature.


                                                 Dated               , 1998
------------------------------                        ---------------
      Signature


------------------------------
      Signature

                     THE PENN INSURANCE AND ANNUITY COMPANY

                         PIA Variable Annuity Account I

                             Voting Instruction Form


                                        NOTE:

      The table below shows the shares of each Fund that are applicable to your variable annuity contact(s) and the Proposals that are applicable to each Fund. Please provide voting instructions with respect to Proposals that are applicable to shares of Funds held under your contact(s). Proposals 1 and 2 are applicable to all contracts.


      --------------------------------------------------------------------------
                    FUND                 SHARES HELD       APPLICABLE PROPOSALS

              Growth Equity Fund
               Value Equity Fund
       Small Capitalization Fund
            Emerging Growth Fund
           Flexibly Managed Fund
       International Equity Fund
               Quality Bond Fund
            High Yield Bond Fund
              Money Market  Fund

           At the Special Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on April 16, 1998 and at any adjournments thereof, the undersigned owner of a variable annuity contract(s) participating in one or more of the named separate accounts hereby instructs The Penn Insurance and Annuity Company ("Penn Insurance") to vote shares of a Fund or Funds of the Company held under my contract(s) on the proposals set forth in the Notice of Special Meeting and Proxy Statement that accompanied this Voting Instruction Form, and for any adjournments of the Meeting, in accordance with the instructions below.

           The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders scheduled to be held on April 16, 1998 and the accompanying Proxy Statement.


     [X] Please mark your choices below like this on the applicable Proposals and sign and date below.

           If you wish to vote for or against all of the Proposals that are applicable to your contract(s), mark your choice in the appropriate space immediately below in lieu of marking each applicable Proposal.

                           FOR [_]             AGAINST [_]

                                   PROPOSALS
                                   ---------

           1.    Elect a Board of Directors of the Company.

                      FOR [_]     WITHHOLD ALL [_]     WITHHOLD ALL EXCEPT [_]

                 Nominees:  Eugene Bay, Robert E. Chappell, James S. Greene,
                            William H. Loesche, Jr., Lawrence L. Mast, Daniel J. Toran, M. Donald Wright

                            To withhold authority to vote for specific nominees, mark "Withhold All Except" and write the nominees' name on the line below.

                   ---------------------------------------------

           2.    Approve Ernst & Young L.L.P. as the Company's Independent
                 Auditors.

                      FOR [_]         AGAINST [_]      ABSTAIN [_]

                         (Continued and to be signed and dated on reverse side.)

                                   PROPOSALS
                                   ---------

 3. Approve changes to the investment policies of the Flexibly Managed Fund to apply the Fund's 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of total assets.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

 4. Approve changes in the investment policies of the High Yield Bond Fund to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of total assets.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

 5. Approve changes to the investment policies of the Flexibly Managed and High Yield Bond Funds to permit each Fund to invest up to 15% of their respective net assets in illiquid securities and change the policies from fundamental to non-fundamental.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

 6. Approve changes in the investment policies of the Flexibly Managed and High Yield Bond Funds to remove each Fund's investment policy limiting investments in securities of issuers which have been in operation for less than three years to 5% of the total assets of the Fund.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

 7. Approve changes to the investment policies of the Flexibly Managed and High Yield Bond Funds to permit the Funds to invest in securities backed by real estate or in securities of companies engaged in the real estate business.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

 8. Approve changes in the investment policies of the High Yield Bond Fund to permit the Fund to invest up to 10% of its assets in warrants to purchase common stocks and change the policy regarding warrants from fundamental to non-fundamental.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

 9. Approve ICMI as investment adviser to the Value Equity, Small Capitalization, Flexibly Managed, High Yield Bond, and International Equity Funds and approve the proposed Investment Advisory Agreement between the Company, on behalf of the Funds, and ICMI.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

10. Approve OpCap as investment sub-adviser to the Value Equity Fund and Small Capitalization Funds, and approve the proposed Sub-Advisory Agreement between ICMI and OpCap.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

11. Approve T. Rowe Price as investment sub-adviser to the Flexibly Managed and High Yield Bond Funds, and approve the proposed Sub-Advisory Agreement between ICMI and T. Rowe Price.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

12. Approve Vontobel as investment sub-adviser to the International Equity Fund, and approve the proposed Sub-Advisory Agreement between ICMI and Vontobel.

                FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

     The shares will be voted as directed. Penn Insurance will vote on any other business that may properly come before the meeting, in the discretion of its management. These voting instructions are solicited by Penn Insurance.

                     Please date, sign and return promptly.

Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by an attorney, executor, adminstrator, trustee or guardian, please print your full title below your signature.




--------------------------------------          Dated:                    , 1998
              Signature                               --------------------


--------------------------------------
              Signature